AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 3, 2004

File No. 33-70958
File No. 811-8104

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 POST-EFFECTIVE AMENDMENT NO. 18	/X/

and

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 AMENDMENT NO. 19	/X/

CONSTELLATION FUNDS

(Exact Name of Registrant as Specified in Charter)

1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312-2414

(Address of Principal Executive Offices, Zip Code)

JOHN H. GRADY, JR., ESQUIRE
CONSTELLATION INVESTMENT MANAGEMENT COMPANY LP
1205 WESTLAKES DRIVE, SUITE 100
BERWYN, PENNSYLVANIA 19312-2414

Copies to:

MONICA L. PARRY, ESQUIRE
MORGAN, LEWIS & BOCKIUS LLP
1111 PENNSYLVANIA AVE., N.W.
WASHINGTON, D.C. 20004

Title of Securities Being Registered...Units of Beneficial Interest

It is proposed that this filing become effective (check appropriate box):
X	immediately upon filing pursuant to paragraph (b)
___	on January 31, 2004, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)
on [date], pursuant to paragraph (a) of Rule 485
___	75 days after filing pursuant to paragraph (a)(2)

i

CONSTELLATION FUNDS
(formerly Alpha Select Funds)
Prospectus

May 1, 2004

Constellation Clover Large Cap Value Fund

Constellation Clover Core Value Fund

Constellation Clover Small Cap Value Fund

Constellation Clover Core Fixed Income Fund

Constellation Chartwell Ultra Short Duration Fixed Income Fund

Constellation Chartwell Short Duration Fixed Income Fund

Constellation Chartwell High Yield Fund

Constellation HLAM Large Cap Value Fund

Constellation TIP Small Cap Value Opportunities Fund

Constellation TIP Financial Services Fund

Constellation TIP Healthcare & Biotechnology Fund

Constellation TIP Tax Managed U.S. Equity Fund

Constellation Strategic Value and High Income Fund

Investment Adviser:

Constellation Investment Management Company, LP

Investment Sub-Advisers:

Clover Capital Management, Inc.
Chartwell Investment Partners
Hilliard Lyons Asset Management
Turner Investment Partners, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus

                              About This Prospectus

Constellation Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment objectives and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Constellation Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each Fund. For more detailed information about the Funds, please see:

XX Constellation Clover Large Cap Value Fund

XX Constellation Clover Core Value Fund

XX Constellation Clover Small Cap Value Fund

XX Constellation Clover Core Fixed Income Fund

XX Constellation Chartwell Ultra Short Duration Fixed Income Fund

XX Constellation Chartwell Short Duration Fixed Income Fund

XX Constellation Chartwell High Yield Fund

XX Constellation HLAM Large Cap Value Fund

XX Constellation TIP Small Cap Value Opportunities Fund

XX Constellation TIP Financial Services Fund

XX Constellation TIP Healthcare & Biotechnology Fund

XX Constellation TIP Tax Managed U.S. Equity Fund

XX Constellation Strategic Value and High Income Fund

XX Investments and Portfolio Management

XX Purchasing, Selling and Exchanging Constellation Funds

XX Dividends, Distributions and Taxes

XX Financial Highlights

     To obtain more information about Constellation Funds, please refer to the back cover of the Prospectus.

INTRODUCTION

Each Fund is a mutual fund. Generally, a mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities. Each Fund has its own investment objective and strategies for reaching that objective. The investment adviser (the “Adviser”) and each sub-adviser (a “Sub-Adviser”) invest each Fund’s assets in a way that they believe will help the Fund achieve its objective.

Risk/Return Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser’s and Sub-Adviser’s judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job a Sub-Adviser does, you could lose money on your investment in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund’s share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

CONSTELLATION CLOVER LARGE CAP VALUE FUND

Fund Summary

Ticker Symbol — TLCVX

CUSIP — 21038A505

Fund Number — 2946

Investment Objective — Seeks long-term total return

Investment Focus — U.S. large cap common stocks

Share Price Volatility — Medium

Principal Investment Strategy — The Sub-Adviser tries to identify U.S. large capitalization companies with low valuations and attractive relative dividend yields

Investor Profile — Investors seeking long-term total return who can withstand the share price volatility of equity investing

Principal Strategy

The Constellation Clover Large Cap Value Fund invests primarily (at least 80% of its total assets) in common stocks of U.S. companies with large market capitalizations that the sub-adviser, Clover Capital Management, Inc. (“Clover Capital”), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, large cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 1000 Value Index. As of June 30, 2003, the Russell 1000 Value Index included companies with capitalizations between $1.8 billion and $240.7 billion.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital’s quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Principal Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies’ securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market, or the equity markets as a whole. Clover Capital’s approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process. The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund’s Class I Shares from year to year since the Fund’s inception.1

1998	13.68%
1999	13.75%
2000	12.09%
2001	-15.00%
2002	-17.78%
2003	29.72%

1 The performance information shown above is based on a calendar year. From the Fund’s inception on October 31, 1997 until May 1, 2001, the Fund operated as the Clover Max Cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Max Cap Value Fund voted to approve TIP as the Fund’s investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004 the Fund operated as the Turner Large Cap Value Fund. On May 7, 2004, The Turner Large Cap Value Fund was reorganized with and into the Constellation Clover Large Cap Value Fund.

Best Quarter	Worst Quarter
23.03%	-18.94%
(12/31/98)	(09/30/02)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

			Since Inception
	1 Year	5 Years	(10/31/97)
Constellation Clover Large Cap Value Fund – Class I Shares
Before taxes on distributions	29.72%	2.94%	4.73%
After taxes on distributions	29.59%	1.72%	3.57%
After taxes on distributions and sale of shares	19.46%	1.86%	3.42%
Russell 1000 Value Index[1]	30.03%	3.56%	6.57%[2]

1 The Russell 1000 Value Index measures the performance of companies within the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

2 The calculation date for the indices is October 31, 1997.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class I Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	None[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.74%[2]
Distribution (12b-1) Fees	None
Other Expenses	0.96%[3]

Total Annual Fund Operating Expenses	1.70%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Russell 1000 Value Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep “Other Expenses” from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation Clover Large Cap Value Fund – Class I Shares	$173	$536	$923	$2,009

CONSTELLATION CLOVER CORE VALUE FUND

Fund Summary

Ticker Symbol — CCEVX

CUSIP — 21038A604

Fund Number — 2947

Investment Objective — Seeks long-term total return

Investment Focus — U.S. equity securities

Share Price Volatility — Medium to high

Principal Investment Strategy — The Sub-Adviser tries to identify undervalued U.S. companies

Investor Profile — Investors seeking long-term total return who can withstand the share price volatility of equity investing

Principal Strategy

The Constellation Clover Core Value Fund invests substantially in common stocks of U.S. companies that the sub-adviser, Clover Capital Management, Inc. (“Clover Capital”), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on Clover Capital’s quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. While the Fund typically invests in the common stocks of small and medium capitalization companies, it may invest in companies of any size in order to achieve its goal. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Principal Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies’ securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

Clover Capital’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process. Specifically, the out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund’s Class I Shares from year to year for the past ten years.1

1994	16.03%
1995	21.40%
1996	22.87%
1997	17.54%
1998	-1.47%
1999	4.27%
2000	10.70%
2001	13.00%
2002	-12.04%
2003	32.65%

1 The performance information shown above is based on a calendar year. From the Fund’s inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Midcap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Midcap Value Fund voted to approve TIP as the Fund’s investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004 the Fund operated as the Turner Core Value Fund. On May 7, 2004, 2003, the Turner Core Value Fund was reorganized with and into the Constellation Clover Core Value Fund.

Best Quarter	Worst Quarter
19.28%	-16.03%
(06/30/03)	(09/30/02)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003, to those of the Russell 3000 Index and the Russell 3000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

				Since
				Inception
	1 Year	5 Years	10 Years	(12/6/91)
Constellation Clover Core Value Fund – Class I Shares
Before taxes on distributions	32.65%	8.76%	11.80%	11.95%
After taxes on distributions	31.89%	6.70%	9.41%	9.83%
After taxes on distributions and sale of shares	22.07%	6.66%	9.14%	9.51%
Russell 3000 Value Index[1]	31.14%	4.16%	11.85%	12.66%[2]

1 The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or Russell 2000 Value indices.

2 The calculation date for the indices is December 31, 1991.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class I Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	None[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.74%[2]
Distribution (12b-1) Fees	None
Other Expenses	0.39%[3]

Total Annual Fund Operating Expenses	1.13%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005 ,the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Russell 3000 Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep “Other Expenses” of the Class I Shares from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation Clover Core Value Fund – Class I Shares	$115	$359	$622	$1,375

CONSTELLATION CLOVER SMALL CAP VALUE FUND

Fund Summary

Ticker Symbol — TCSVX

CUSIP — 21038A828

Fund Number — 2948

Investment Objective — Seeks long-term total return

Investment Focus — Small cap U.S. common stocks

Share Price Volatility — Medium to high

Principal Investment Strategy — The Sub-Adviser tries to identify undervalued U.S. small capitalization companies

Investor Profile — Investors seeking long-term total return who can withstand the share price volatility of small cap equity investing

Principal Strategy

The Constellation Clover Small Cap Value Fund invests primarily (at least 80% of its total assets) in common stocks of U.S. companies with small market capitalizations that the sub-adviser, Clover Capital Management, Inc. (“Clover Capital”), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of June 30, 2003, the Russell 2000 Value Index included companies with capitalizations between $140 million and $1.47 billion.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital’s quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Principal Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies’ securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

The Fund is subject to the risk that small capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Clover Capital’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process. The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance (before taxes) of the Fund’s Class I Shares from year to year since the Fund’s inception.1

1997	15.47%
1998	2.01%
1999	29.57%
2000	10.59%
2001	27.42%
2002	-20.75%
2003	45.52%

1 The performance information shown above is based on a calendar year. From the Fund’s inception on February 28, 1996 until May 1, 2001, the Fund operated as the Clover Small Cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Small Cap Value Fund voted to approve TIP as the Fund’s investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004, the Fund operated as the Turner Small Cap Value Fund. On May 7, 2004, the Turner Small Cap Value Fund was reorganized with and into the Constellation Cover Small Cap Value Fund.

Best Quarter	Worst Quarter
26.61%	-22.37%
(06/30/99)	(09/30/02)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

			Since Inception
	1 Year	5 Years	(2/28/96)
Constellation Clover Small Cap Value Fund – Class I Shares
Before taxes on distributions	45.52%	16.06%	15.26%
After taxes on distributions	45.48%	15.15%	14.14%
After taxes on distributions and sale of shares	29.53%	13.66%	12.96%
Russell 2000 Value Index[1]	46.03%	12.28%	13.04%[2]

1 The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

2 The calculation date for the index is February 29, 1996.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class I Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	None[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.85%[2]
Distribution (12b-1) Fees	None
Other Expenses	0.42%[3]

Total Annual Fund Operating Expenses	1.27%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Russell 2000 Value Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep “Other Expenses” of the Class I Shares from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation Clover Small Cap Value Fund – Class I Shares	$129	$403	$697	$1,534

CONSTELLATION CLOVER CORE FIXED INCOME FUND

Fund Summary

Ticker Symbol — TCFIX

CUSIP — 21038A703

Fund Number — 2949

Investment Objective — Seeks high current income consistent with reasonable risk to capital

Investment Focus — Fixed income obligations of U.S. issuers

Share Price Volatility — Low to medium

Principal Investment Strategy — The Sub-Adviser tries to identify investment-grade U.S. government and corporate securities that offer income potential

Investor Profile — Investors seeking high current income who can withstand share price volatility

Principal Strategy

The Constellation Clover Core Fixed Income Fund invests primarily (at least 80% of its total assets) in U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as the Federal National Mortgage Agency (FNMA) or Government National Mortgage Agency (GNMA). Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. In selecting investments for the Fund, the sub-adviser, Clover Capital Management, Inc. (“Clover Capital”), chooses fixed income securities of issuers that it believes will offer attractive income potential with an acceptable level of risk. Clover Capital will invest in fixed income obligations of different types and maturities depending on its current assessment of the relative market values of the sectors in which the Fund invests. Clover Capital does not attempt to forecast interest rate changes. The Fund’s average duration will typically be between four and six years.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is quantified as the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund’s Class I Shares from year to year for the past ten years.1

1994	-2.83%
1995	17.96%
1996	4.40%
1997	9.57%
1998	7.88%
1999	-1.94%
2000	12.31%
2001	7.34%
2002	10.27%
2003	1.70%

1 The performance information shown above is based on a calendar year. From the Fund’s inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Fixed Income Fund voted to approve TIP as the Fund’s investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004 the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized with and into the Constellation Clover Core Fixed Income Fund.

Best Quarter	Worst Quarter
5.85%	-2.27%
(6/30/95)	(3/31/94)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003, to that of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

				Since
				Inception
	1 Year	5 Years	10 Years	(12/6/91)
Constellation Clover Core Fixed Income Fund – Class I Shares
Before taxes on distributions	1.70%	5.80%	6.49%	7.12%
After taxes on distributions	0.16%	3.71%	4.10%	4.53%
After taxes on distributions and sale of shares	1.10%	3.64%	4.05%	4.50%
Lehman Brothers Aggregate Bond Index[1]	4.11%	6.62%	6.95%	7.22%[2]

1 The Lehman Brothers Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year.

2 The calculation date for the index is December 31, 1991.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class I Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	None[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.45%[2]
Distribution (12b-1) Fees	None
Other Expenses	0.42%[3]

Total Annual Fund Operating Expenses	0.87%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Lehman Brothers Aggregate Bond Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep “Other Expenses” of the Class I Shares from exceeding 0.35% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation Clover Core Fixed Income Fund – Class I Shares	$89	$278	$482	$1,073

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND

Fund Summary

Ticker Symbol — TSDOX – Class I

Ticker Symbol — TDGOX – Class II

CUSIP — 21038A802 – Class I / 21038A885 – Class II

Fund Number — 2950 – Class I / 2951 – Class II

Investment Objective — Seeks maximum total return consistent with the preservation of capital

Investment Focus — Fixed income securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

Share Price Volatility — Low

Principal Investment Strategy — The Sub-Adviser tries to identify U.S. government securities that are attractively priced

Investor Profile — Investors seeking current income with a limited amount of share price volatility

Principal Strategy

The Constellation Chartwell Ultra Short Duration Fixed Income Fund invests primarily (at least 80% of its total assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners (“Chartwell”), chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the “effective duration” of the Fund’s entire portfolio when selecting securities. Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates. Chartwell manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills. The Fund may invest in securities with any maturity or duration, but is expected to maintain an average duration of one year or less.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that short duration U.S. government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The Fund may buy and sell securities frequently. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by the Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance (before taxes) of the Fund’s Class I Shares from year to year since the Fund’s inception.1

1995	7.61%
1996	6.41%
1997	6.30%
1998	5.84%
1999	5.41%
2000	6.99%
2001	5.81%
2002	2.67%
2003	1.35%

1 The performance information shown above is based on a calendar year. From the commencement of operations of the Fund’s Class I Shares on March 1, 1994 until July 1, 1999, , the Fund operated as the Alpha Select Turner Short Duration Government Funds – One Year Portfolio and was advised by TIP. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds – One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund, with TIP continuing as adviser. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized with and into the Constellation Chartwell Ultra Short Duration Fixed Income Fund.

Best Quarter	Worst Quarter
2.04%	0.23%
(12/31/95)	(06/30/03)

This table compares the Fund’s average annual total returns for Class I and Class II Shares for the periods ended December 31, 2003, to those of the Merrill Lynch Three-Month U.S. Treasury Bill Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

	1 Year	5 Years	Since Inception
Constellation Chartwell Ultra Short Duration Fixed Income Fund – Class I Shares
Before taxes on distributions	1.35%	4.42%	5.28%[2]
After taxes on distributions	0.67%	2.76%	3.24%[2]
After taxes on distributions and sale of shares	0.87%	2.73%	3.22%[2]
Merrill Lynch Three-Month U.S. Treasury Bill Index[1]	1.15%	3.65%	4.47%[3]
Constellation Chartwell Ultra Short Duration Fixed Income Fund – Class II Shares	1.20%	4.20%	5.11%[4]

1 The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.

2 The inception date for Class I Shares is March 1, 1994.

3 The calculation date for the index is March 31, 1994.

4 The inception date for Class II Shares is February 27, 1998. Period prior to February 27, 1998 represent the performance of Class I Shares, adjusted for differences in fees between the classes (see“Fund Fees and Expenses”).

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

	Class I Shares	Class II Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	None[1]	None[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Class I Shares	Class II Shares
Investment Advisory Fees	0.25%[2]	0.25%[2]
Distribution (12b-1) Fees	None	None
Other Expenses	0.37%	0.62%[3]

Total Annual Fund Operating Expenses	0.62%%	0.87%
Less Fee Waivers and Expense Reimbursements	(0.13%)[4]	(0.13%)[4]

Net Total Operating Expenses	0.49%	0.74%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Merrill Lynch Three-Month U.S. Treasury Bill Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 A shareholder servicing fee of 0.25% is included as part of the “Other Expenses” of the Class II Shares. See “Distribution of Fund Shares” for additional information.

4 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep “Other Expenses” of the Class I and Class II Shares from exceeding 0.24% and 0.49%, respectively, through January 31, 2006.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation Chartwell Ultra Short Duration Fixed Income Fund – Class I Shares	$50	$172	$319	$749
Constellation Chartwell Ultra Short Duration Fixed Income Fund – Class II Shares	$76	$251	$456	$1,048

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND

Fund Summary

Ticker Symbol — TSDGX – Class I

Ticker Symbol — TDGTX – Class II

CUSIP — 21038A877 – Class I / 21038A869 – Class II

Fund Number — 2952 – Class I / 2953 – Class II

Investment Objective — Seeks maximum total return consistent with the preservation of capital

Investment Focus — Fixed income securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

Share Price Volatility — Low to medium

Principal Investment Strategy — The Sub-Adviser tries to identify U.S. government securities that are attractively priced

Investor Profile — Investors seeking current income with a limited amount of share price volatility

Principal Strategy

The Constellation Chartwell Short Duration Fixed Income Fund invests primarily (at least 80% of its total assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners (“Chartwell”), chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. Chartwell considers the “effective duration” of the Fund’s entire portfolio when selecting securities. Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates. The Fund may invest in securities with any maturity or duration, but is expected to maintain an average duration of that is comparable to or less than that of three-year U.S. Treasury notes.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that short duration U.S. government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. In addition securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The Fund may buy and sell securities frequently. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by the Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance (before taxes) of the Fund’s Class I Shares from year to year since the Fund’s inception.1

1995	11.18%
1996	5.26%
1997	6.92%
1998	6.93%
1999	2.75%
2000	8.25%
2001	6.74%
2002	5.18%
2003	1.69%

1 The performance information shown above is based on a calendar year. From the commencement of operations of the Fund’s Class I Shares on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Turner Short Duration Government Funds – Three Year Portfolio and was advised by TIP. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds – Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund, with TIP continuing as adviser. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized with and into the Constellation Chartwell Short Duration Fixed Income Fund.

Best Quarter	Worst Quarter
3.24%	0.23%
(3/31/95)	(12/31/01)

This table compares the Fund’s average annual total returns for Class I and Class II Shares for the periods ended December 31, 2003, to those of the Merrill Lynch 1-3 Year Treasury Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for Class II Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

	1 Year	5 Years	Since Inception
Constellation Chartwell Short Duration Fixed Income Fund – Class I Shares
Before taxes on distributions	1.69%	4.89%	5.69%[2]
After taxes on distributions	0.82%	3.03%	3.48%[2]
After taxes on distributions and sale of shares	1.09%	3.01%	3.46%[2]
Lehman Brothers 1-3 Year U.S. Government Bond Index[1]	2.02%	5.51%	5.94%[3]
Constellation Chartwell Short Duration Fixed Income Fund – Class II Shares	1.53%	5.90%	6.07%[4]

1 The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely-recognized index of U.S. government obligations with maturities of at least one year.

2 The inception date for Class I Shares is March 1, 1994.

3 The calculation date for the index is March 31, 1994.

4 The inception date for Class II Shares is April 28, 1999. Periods prior to April 28, 1999, represent the performance of Class I Shares, adjusted for differences in fees between the classes (see “Fund Fees and Expenses”).

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

	Class I Shares	Class II Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	None[1]	None[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Class I Shares	Class II Shares
Investment Advisory Fees	0.25%[2]	0.25%[2]
Distribution (12b-1) Fees	None	None
Other Expenses	0.37%	0.62%[3]

Total Annual Fund Operating Expenses	0.62%	0.87%
Less Fee Waivers and Expense Reimbursements	(0.13%)[4]	(0.13%)[4]

Net Total Operating Expenses	0.49%	0.74%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 A shareholder servicing fee of 0.25% is included as part “Other Expenses” of the Class II Shares. See “Distribution of Fund Shares” for additional information.

4 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep “Other Expenses” of the Class I and Class II Shares from exceeding 0.24% and 0.49%, respectively, through January 31, 2006.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation Chartwell Short Duration Fixed Income Fund – Class I Shares	$50	$172	$319	$749
Constellation Chartwell Short Duration Fixed Income Fund – Class II Shares	$76	$251	$456	$1,048

CONSTELLATION CHARTWELL HIGH YIELD FUND

Fund Summary

Ticker — PCSHX

CUSIP — 21038A851

Fund Number — 2954

Investment Objective — Seeks high current income and capital appreciation

Investment Focus — Fixed income securities rated below investment grade

Share Price Volatility — High

Principal Investment Strategy — The Sub-Adviser tries to identify high yield securities with capital appreciation potential

Investor Profile — Investors seeking high current income and long-term growth of capital who can withstand the share price volatility and risks of high yield bond investing

Principal Strategy

The Constellation Chartwell High Yield Fund invests primarily (at least 80% of its total assets) in fixed income securities rated below investment grade (“high yield” securities, often referred to as “junk bonds”). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners (“Chartwell”), chooses fixed income securities that offer high current yields as well as capital appreciation potential, including zero coupon bonds and payment-in-kind securities. The Fund’s average weighted maturity may vary, and will generally be ten years or less. The Fund will typically invest in securities rated B or BB by S&P or Ba or B by Moody’s. Chartwell does not intend to invest more than 20% of the Fund’s assets in bonds that are unrated, rated CCC or lower, or in default. This strategy may cause the Fund to earn less income, but should result in the Fund owning fewer bonds in default (i.e., paying no income).

Chartwell intends to invest no more than 5% of the Fund’s assets in any single issuer. The Fund will limit its investment in any one industry to the lesser of 10% of the Fund’s assets or two times that industry’s weighting in the Merrill Lynch High Yield Index. Chartwell will continuously review the credit quality of the bonds in the Fund’s portfolio, and will sell a bond when the issuer is downgraded, the industry sector in which the bond belongs is downgraded as a whole, or when the bond’s price declines more than 15% as compared to its industry sector.

Principal Risks

The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is quantified as the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. High yield bonds generally are less sensitive to interest rate changes.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security. Bonds that are unrated and rated CCC or lower are considered particularly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may own zero coupon bonds or payment-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and payment-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

The Fund is subject to the risk that its particular market segment (high yield, high risk securities) may underperform compared to other market segments or to the fixed income markets as a whole.

The Fund may buy and sell securities frequently. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by the Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund’s Class I Shares year to year since the Fund’s inception.1

1999	14.55%
2000	-17.60%
2001	-13.33%
2002	-2.46%
2003	19.75%

1 The performance information shown above is based on a calendar year. The Fund’s predecessor, the Penn Capital Strategic High Yield Bond Fund commenced operations on February 27, 1998 and was advised by Penn Capital Management Company. On April 30, 2002, the Board of Trustees voted to approve TIP as interim investment adviser to the Fund. Subsequently, on July 31, 2002 shareholders of the Fund voted to approve TIP as the investment adviser to the Fund and the Fund converted to the Turner High Yield Fund. On May 7, 2004, the Turner High Yield Fund was reorganized with and into the Constellation Chartwell High Yield Fund.

Best Quarter	Worst Quarter
7.21%	-12.18%
(06/30/03)	(12/31/00)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003, to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

			Since Inception
	1 Year	5 Years	(2/27/98)
Turner High Yield Fund – Class I Shares
Before taxes on distributions	19.75%	-0.91%	-1.77%
After taxes on distributions	16.80%	-4.61%	-5.35%
After taxes on distributions and sale of shares	12.69%	-2.97%	-3.59%
Merrill Lynch High Yield, Cash Pay Index[1]	27.22%	5.55%	5.06%[2]

1 The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index has several modules representing different sectors of the high yield market including a cash paying module, a zero coupon module, a pay in-kind module, and a defaulted bond module. The index is a fully invested index, which includes reinvestment of income.

2 The calculation date for the index is February 28, 1998.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class I Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	0.55%[2]
Distribution (12b-1) Fees	None
Other Expenses	0.61%

Total Annual Fund Operating Expenses	1.16%
Less Fee Waivers and Expense Reimbursements	(0.26)%[3]

Net Total Operating Expenses	0.90%

1 Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Merrill Lynch High Yield (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep “Other Expenses” of the Class I Shares from exceeding 0.35% through January 31, 2006.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation Chartwell High Yield Fund – Class I Shares	$92	$316	$587	$1,361

CONSTELLATION HLAM LARGE CAP VALUE FUND

Fund Summary

CUSIP — 21038A836

Fund Number — 2956

Investment Objective — Seeks long-term total return

Investment Focus — U.S. large cap common stocks

Share Price Volatility — Medium

Principal Investment Strategy — To focus on the long-term ownership of high quality large cap companies selling at compelling valuations

Investor Profile — Investors seeking long-term total return who can withstand the share price volatility of equity investing

Principal Strategy

The Constellation HLAM Large Cap Value Fund invests primarily (at least 80% of its total assets) in common stocks and other equity securities of U.S. companies with large market capitalizations that the sub-adviser, Hilliard Lyons Asset Management (“HLAM”), believes to be high quality companies selling at compelling valuations. This is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, large cap companies are defined as companies with minimum market capitalizations at the time of purchase of $5 billion.

The Fund invests in securities of companies operating in a broad range of industries based primarily on characteristics such as apparent sustainable business advantages, strong management themes, and potential valuation catalysts. In selecting specific securities for the Fund, HLAM typically screens the universe of stocks contained in the Russell 1000 Value Index, seeking to identify companies whose current stock price is compelling. HLAM generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies’ securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole. HLAM’s approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process. The undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

Performance Information

As a new fund, the Fund has no performance record. The Fund intends to compare its performance to the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of companies within the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class II Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class II Shares
Investment Advisory Fees	0.70%[2]
Distribution (12b-1) Fees	None
Other Expenses	1.63%[3]

Total Annual Fund Operating Expenses	2.33%
Less Fee Waivers and Expense Reimbursements	(1.13)%[4]

Net Total Operating Expenses	1.20%

1 A $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Russell 1000 Value Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 “Other Expenses” are estimated for the current fiscal year, and include a shareholder servicing fee of 0.25%. See “Distribution of Fund Shares” for additional information..

4 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep “Other Expenses” of the Class II Shares from exceeding 0.50% through January 31, 2006.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years
Constellation HLAM Large Cap Value Fund – Class II Shares	$122	$504

CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND

Fund Summary

Ticker Symbol — TSVOX

CUSIP — 21038A208

Fund Number — 2943

Investment Objective — Seeks long-term capital growth

Investment Focus — Common stocks of undervalued small capitalization companies

Share Price Volatility — Medium/High

Principal Investment Strategy —The Sub-Adviser tries to identify small companies that have the potential for growth and that appear to be trading below their perceived value

Investor Profile — Investors seeking long-term total return who can withstand the share price volatility of small cap equity investing

Principal Strategy

The Constellation TIP Small Cap Value Opportunities Fund invests primarily (at least 80% of its total assets) in common stocks of small capitalization companies that the sub-adviser, Turner Investment Partners, Inc. (“TIP”), believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of June 30, 2003, the Russell 2000 Value Index included companies with capitalizations between $140 million and $1.47 billion.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. The Sub-Adviser selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP employs a quantitative approach to determine whether a company’s share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Principal Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund’s shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

Investing in issuers in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.

The Fund may buy and sell securities frequently. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by the Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance (before taxes) of the Fund’s Class II Shares since the Fund’s inception.1

2003	54.13%

1 The performance shown above is based on a calendar year. From its inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC,, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized with and into the Constellation TIP Small Cap Value Opportunities Fund.

Best Quarter	Worst Quarter
18.97%	-4.60%
(06/30/03)	(03/31/03)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003 to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

		Since Inception
	1 Year	(3/4/02)
Constellation TIP Small Cap Value Opportunities Fund – Class II Shares
Before taxes on distributions	54.13%	25.29%
After taxes on distributions	53.38%	24.94%
After taxes on distributions and sale of shares	35.21%	21.57%
Russell 2000 Value Index[1]	46.03%	9.94%[2]

1 The Russell 2000 Value Index is a widely-recognized index of smaller companies with lower price-to-book ratios and lower forecasted growth values.

2 The calculation date for the index is March 31, 2002.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class II Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class II Shares
Investment Advisory Fees	0.95%[2]
Distribution (12b-1) Fees	None
Other Expenses	2.69%[3]

Total Annual Fund Operating Expenses	3.64%
Less Fee Waivers and Expense Reimbursements	(2.19)%[4]

Net Total Operating Expenses	1.45%

1 Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the Russell 2000 Value Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 A shareholder servicing fee of 0.25% is included as part “Other Expenses” of the Class II Shares. See “Distribution of Fund Shares” for additional information.

4 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund’s “Other Expenses” from exceeding 0.25% through January 31, 2006.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation TIP Small Cap Value Opportunities Fund – Class II Shares	$148	$693	$1,495	$3,598

CONSTELLATION TIP FINANCIAL SERVICES FUND

Fund Summary

Ticker Symbol — TFFIX

CUSIP — 21038A307

Fund Number — 2944

Investment Objective — Seeks long-term capital appreciation

Investment Focus — Common stocks of U.S. financial services firms

Share Price Volatility — High

Principal Investment Strategy — The Sub-Adviser tries to identify U.S. financial services firms with strong growth potential

Investor Profile — Investors who want capital appreciation and who can withstand the risks of industry focused equity investing

Principal Strategy

The Constellation TIP Financial Services Fund invests primarily (at least 80% of its total assets) in common stocks of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that the sub-adviser, Turner Investment Partners, Inc. (“TIP”), believes have above average growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. These securities may be traded over the counter or listed on an exchange. TIP also invests in financial services companies that it believes to be potential merger or acquisition targets, based upon industry research and analysis, secular trends, published reports and other sources of information. In addition, TIP invests in some technology oriented companies because they supply technology to the financial services sector. It is not expected that the Fund will own a substantial amount of securities that pay dividends. To determine whether a potential investment is doing business in the financial services sector, TIP generally considers whether (i) the company earns at least 50% of its gross income from the financial services sector; (ii) at least 50% of its assets are devoted to producing revenues from the financial services sector; or (iii) the company is listed within the Financial Services Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of large to medium capitalization companies, it may invest in companies of any size in order to achieve its goal. TIP pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Principal Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies’ securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

Since the Fund’s investments are concentrated in the financial services sector, they are subject to the risk that the financial services sector will underperform the broader market, as well as the risk that issuers in that sector will be impacted by market conditions, legislative or regulatory changes, or competition. The Fund may be more susceptible to changes in interest rates and other market and economic factors that affect financial services firms, including the effect of interest rate changes on the share prices of those financial services firms. For example, the profitability of many financial service companies is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. In addition, if TIP incorrectly predicts that a company will be involved in a merger or other transaction, the Fund may lose any premium it paid for these stocks, and ultimately may realize a lower return if the company is not involved in a merger or acquisition transaction.

The medium and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap stocks may be more volatile than those of larger companies.

The stocks of technology oriented companies, both current and emerging, may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause companies to become increasingly sensitive to short product cycles and aggressive pricing.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities. In addition, the Fund invests in companies that TIP believes have strong earnings growth potential. TIP’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may buy and sell securities frequently. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by the Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund’s Class I Shares from year to year since the Fund’s inception.1

1997	55.55%
1998	-9.12%
1999	18.40%
2000	31.28%
2001	-15.80%
2002	-16.90%
2003	44.90%

1 The performance information above is based on a calendar year. The Fund commenced operations on May 22, 1996. The performance shown for periods prior to November 9, 2001 reflects the performance of the Titan Financial Services Fund, which TIP managed from June 17, 2001 until November 9, 2001, when it merged with the Turner Financial Services Fund. On May 7, 2004, the Turner Financial Services Fund was reorganized with and into the Constellation TIP Financial Services Fund.

Best Quarter	Worst Quarter
24.99%	-26.02%
(9/30/00)	(9/30/98)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Financials Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

			Since Inception
	1 Year	5 Year	(5/22/96)
Constellation TIP Financial Services Fund – Class I Shares
Before taxes on distributions	44.90%	9.53%	13.69%
After taxes on distributions	40.68%	7.20%	11.54%
After taxes on distributions and sale of shares	29.51%	7.22%	11.09%
S&P 500 Financials Index[1]	31.01%	5.91%	14.17%[2]

1 The S&P 500 Financials Index is a capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index designed to measure the performance of the financial sector of the S&P 500 Index.

2 The calculation date for the index is May 31, 1996.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class I Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class I Shares
Investment Advisory Fees	1.10%[2]
Distribution (12b-1) Fees	None
Other Expenses	0.72%[3]

Total Annual Fund Operating Expenses	1.82%

1 Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee may be imposed for wire transfers of redemption proceeds.

2 The advisory fee is subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the S&P 500 Financials Index (the “Benchmark Index”), and this fee may range from 0.75% to 1.25% depending on the Fund’s performance. See “Investments and Portfolio Management” for additional information.

3 CIMCO has voluntarily committed to waive fees and reimburse expenses to keep the Fund’s “Other Expenses” from exceeding 0.40% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation TIP Financial Services Fund – Class I Shares	$185	$573	$985	$2,137

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND

Fund Summary

Ticker Symbol — THBCX

CUSIP — 21038A109

Fund Number — 2942

Investment Objective — Seeks long-term capital appreciation

Investment Focus — Common stocks of companies that are involved in the healthcare and biotechnology industries

Share Price Volatility — High

Principal Investment Strategy — The Sub-Adviser tries to identify attractively priced healthcare and biotechnology companies that have strong earnings growth prospects

Investor Profile — Investors seeking long-term growth of capital who can withstand the share price volatility of industry focused equity investing

Principal Strategy

The Constellation TIP Healthcare & Biotechnology Fund invests primarily (at least 80% of its total assets) in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. These securities may be traded over the counter or listed on an exchange.

Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other health care-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-adviser, Turner Investment Management, Inc. (“TIP”), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in order to achieve its goal. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

TIP pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Principal Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies’ securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

The Fund will concentrate in the healthcare sector. Because its investments are concentrated in issuers conducting business in the same industry, the Fund’s performance may be impacted by legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by sector. In addition, the Fund is subject to the risk that healthcare and biotechnology stocks may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing. Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company’s market value and/or share price.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product’s transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund invests in companies that TIP believes have strong earnings growth potential. TIP’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund may buy and sell securities frequently. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by the Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance (before taxes) of the Fund’s Class II Shares since the Fund’s inception.1

2002                    -19.98

2003                    38.09%

1 The performance shown above is based on a calendar year. From its inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized with and into the Constellation TIP Healthcare & Biotechnology Fund..

Best Quarter	Worst Quarter
12.52%	-14.08%
(06/30/03)	(06/30/02)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Healthcare Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

		Since Inception
	1 Year	(2/28/01)
Constellation TIP Healthcare & Biotechnology Fund – Class II Shares
Before taxes on distributions	38.09%	10.90%
After taxes on distributions	38.08%	10.87%
After taxes on distributions and sale of shares	24.78%	9.37%
S&P 500 Healthcare Index[1]	15.05%	-3.90%[2]

1 The S&P 500 Healthcare Index is a widely-recognized, equally-weighted performance index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare, biotechnology and medical industries.

2 The calculation date for the index is February 28, 2001.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class II Shares
Redemption Fee
(as a percentage of amount redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class II Shares
Investment Advisory Fees	0.91%[2]
Distribution (12b-1) Fees	None
Other Expenses	0.72%[3]

Total Annual Fund Operating Expenses	1.63%

1 Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it has decided to implement the fee. In addition to any applicable redemption fee, a $10 fee may be imposed for wire transfers of redemption proceeds.

2 The advisory fee is subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the S&P 500 Healthcare Index (the “Benchmark Index”), and this fee may range from 0.75% to 1.25% depending on the Fund’s performance. See “Investments and Portfolio Management” for additional information.

3 A shareholder servicing fee of 0.25% is included as part of the Fund’s “Other Expenses.” See “Distribution of Fund Shares” for additional information. CIMCO has voluntarily committed to waive fees and reimburse expenses to keep the Fund’s “Other Expenses” from exceeding 0.75% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under “Total Annual Fund Operating Expenses” and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Turner Healthcare & Biotechnology Fund –
Class II Shares	$166	$514	$887	$1,933

CONSTELLATION TIP TAX MANAGED U.S. EQUITY FUND

Fund Summary

Ticker Symbol — TTEMX

CUSIP — 21038A406

Fund Number — 2945

Investment Objective — Seeks long-term capital appreciation while attempting to minimize the impact of taxes on the returns earned by shareholders

Investment Focus — Common stocks of U.S. companies

Share Price Volatility — High

Principal Investment Strategy — The Sub-Adviser tries to identify companies with strong growth potential, and to buy, sell and hold the stocks of these companies in a way that minimizes taxable distributions to shareholders

Investor Profile — Investors seeking long-term growth of capital who desire to invest in a fund that emphasizes deferral of current tax liability

Principal Strategy

The Constellation TIP Tax Managed U.S. Equity Fund invests primarily (at least 80% of its total assets) in common stocks of U.S. companies that the sub-adviser, Turner Investment Partners, Inc. (“TIP”), considers to have strong growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. TIP seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. These securities may be traded over the counter or listed on an exchange. While the Fund typically invests in the common stocks of large to medium sized companies, it may invest in companies of any size or any industry in order to achieve its objective.TIP manages the Fund using an investment strategy that is sensitive to the potential impact of personal income tax on shareholders’ investment returns. The Fund’s tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to federal income tax consequences. It expects to employ a number of strategies to minimize taxable distributions to shareholders. For example, the Fund may attempt to avoid realizing taxable gains by limiting sales of existing holdings, or by matching sales at a gain with sales of securities with offsetting losses.

In selecting companies, TIP typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. When deciding to sell a security, TIP considers the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realized capital losses. However, TIP may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Principal Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies’ securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation. The Fund is also subject to the risk that the Fund’s tax-sensitive investment strategy may not be successful in limiting taxable income and realized capital gains, and that shareholder redemptions may force the Fund to sell securities at an inappropriate time, resulting in realized gains.

The medium and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is designed for long-term taxable investors. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

Consistent with its tax-sensitive mandate, the Fund may match sales at a gain with sales of securities with offsetting losses. While this strategy may help the Fund minimize taxable distributions to shareholders, it could result in increased portfolio turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by the Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance (before taxes) of the Fund’s Class II Shares since the Fund’s inception.1

2002                    -27.11%

2003                    34.79%

1 The performance shown above is based on a calendar year. From its inception on February 28, 2001, until May 7, 2004, the Fund operated as the Turner Tax Managed U.S. Equity Fund, a portfolio of the Turner Funds and advised by TIP. On May 7, 2004, the Turner Tax Managed U.S. Equity Fund was reorganized with and into the Constellation TIP Tax Managed U.S. Equity Fund.

Best Quarter	Worst Quarter
15.61%	-16.80%
(06/30/03)	(9/30/02)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

		Since Inception
	1 Year	(2/28/01)
Constellation TIP Tax Managed U.S. Equity Fund – Class II Shares
Before taxes on distributions	34.79%	-3.84%
After taxes on distributions	34.79%	-3.84%
After taxes on distributions and sale of shares	22.61%	-3.25%
S&P 500 Index[1]	28.69%	-2.21%[2]

1 The S&P 500 Index is a widely-recognized, market value-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. companies chosen for market size, liquidity and industry group representation.

2 The calculation date for the index is February 28, 2001.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class II Shares
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%[1]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

Class II Shares
Investment Advisory Fees	0.75%[2]
Distribution (12b-1) Fees	None
Other Expenses	1.39%[3]

Total Annual Fund Operating Expenses	2.14%
Less Fee Waivers and Expense Reimbursements	(0.89)%[4]

Net Total Operating Expenses	1.25%

1 Applies only to redemptions within 90 days of purchase. In addition to any applicable redemption fee, a $10 fee may be imposed for wire transfers of redemption proceeds.

2 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of the S&P 500 Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

3 A shareholder servicing fee of 0.25% is included as part of the Fund’s “Other Expenses.” See “Distribution of Fund Shares” for additional information.

4 CIMCO has contractually agreed to waive advisory fees and reimburse expenses to keep the Fund’s “Other Expenses” from exceeding 0.50%. through January 31, 2006.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation TIP Tax Managed U.S. Equity Fund –
Class II Shares	$127	$493	$981	$2,327

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

Fund Summary

Ticker Symbol — [          ]

CUSIP — [          ]

Fund Number — [          ]

Investment Objective — Total return through a combination of long-term capital growth and high current income

Investment Focus — Common stocks of undervalued small capitalization companies and fixed income securities rated below investment grade

Share Price Volatility — High

Principal Investment Strategy — Invests substantially all of its assets in shares of other Constellation Funds that focus on small cap equity stocks and high yield, high risk fixed income securities

Investor Profile — Investors seeking total return who can withstand the share price volatility of small cap equity investing and the risks of high yield bond investing

Principal Strategy

The Constellation Strategic Value and High Income Fund is considered a “fund of funds,” which means that it invests substantially all of its assets in shares of other mutual funds (referred to as the “underlying funds”), rather than in individual securities. As a fund of funds, the Fund pursues its objective by investing substantially all of its assets in shares of two other Constellation Funds – the Constellation Small Cap Value Opportunities Fund (the “Small Cap Value Opportunities Fund”) and the Constellation High Yield Fund (the “High Yield Fund”). In addition, the Fund may, under certain instances, invest in other underlying funds sponsored and offered by the Constellation Funds family. As a result, the investment performance of the Fund is directly related to the performance of the underlying funds.

Generally, the Fund will invest at least 40% of its assets, and may invest up to 60% of its assets, in the Small Cap Value Opportunities Fund, on the one hand, and in the High Yield Fund, on the other. The Fund will periodically adjust its asset allocation among these funds in response to changing economic and market conditions, the performance of the underlying funds, or for other reasons. For example, when the high yield market generally is outperforming the small capitalization equity market, the Fund generally will invest more of its assets in the High Yield Fund. The Fund will allocate more of its assets to the Small Cap Value Opportunities Fund when equity market’s return potential appears to outweigh that of the high yield market.

The Fund may invest some or all of the assets otherwise allocated to the Small Cap Value Opportunities Fund in shares of the Constellation Clover Core Value Fund and/or the Constellation HLAM Large Cap Value Fund if the Adviser believes that the small capitalization segment of the equity markets appears to be overvalued, or if it otherwise wishes to limit the Fund’s exposure to small cap issuers. The Adviser also may allocate assets to the Constellation Chartwell Ultra Short Duration Fund (the “Ultra Short Duration Fund”) in order to reduce the Fund’s exposure to the high yield sector of the fixed income markets. For temporary defensive purposes, or in response to adverse market conditions, the Fund may invest all or a substantial portion of its total assets in the Ultra Short Duration Fund.

The Fund will normally sell a proportionate amount of the shares it owns in each underlying fund to meet redemption requests.

     Principal Strategy of the Small Cap Value Opportunities Fund — The Small Cap Value Opportunities Fund invests primarily (at least 80% of its total assets) in common stocks and other equity securities of small capitalization companies that its sub-adviser, Turner Investment Partners, Inc. (“TIP”), believes have the potential for growth and that appear to be trading below their perceived value. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Small Cap Value Opportunities Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. For purposes of the Small Cap Value Opportunities Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of December 31, 2003, the Russell 2000 Value Index included companies with capitalizations between $140 million and $1.47 billion.

     The Small Cap Value Opportunities Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP employs a quantitative approach to determine whether a company’s share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

     Principal Strategy of the High Yield Fund — The High Yield Fund invests primarily (at least 80% of its total assets) in fixed income securities rated below investment grade (“high yield” securities, often referred to as “junk bonds”). In selecting investments for the High Yield Fund, the sub-adviser, Chartwell Investment Partners (“Chartwell”), chooses fixed income securities that offer high current yields as well as capital appreciation potential, including zero coupon bonds and payment-in-kind securities. The High Yield Fund’s average weighted maturity may vary, and will generally be ten years or less. The High Yield Fund will typically invest in securities rated B or BB by S&P or Ba or B by Moody’s. Chartwell does not intend to invest more than 20% of the High Yield Fund’s assets in bonds that are unrated, rated CCC or lower, or in default. This strategy may cause the High Yield Fund to earn less income, but should result in the High Yield Fund owning fewer bonds in default (i.e., paying no income).

     Chartwell intends to invest no more than 5% of the High Yield Fund’s assets in any single issuer. The High Yield Fund will limit its investment in any one industry to the lesser of 10% of the High Yield Fund’s assets or two times that industry’s weighting in the Merrill Lynch High Yield Index. Chartwell will continuously review the credit quality of the bonds in the High Yield Fund’s portfolio, and will sell a bond when the issuer is downgraded, the industry sector in which the bond belongs is downgraded as a whole, or when the bond’s price declines more than 15% as compared to its industry sector.

Principal Risks

     The risks of investing in the Fund are directly related to the risks associated with investing in the underlying funds. Each underlying fund has its own investment objective and strategies for reaching that objective. The value of the underlying funds’ shares is based on the market prices of the securities they hold, and these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the underlying funds own and the markets in which they trade.

     While the Fund’s investment strategy is based upon the principle that small cap value equity stocks and high yield, high risk fixed income securities will react differently to economic and market conditions, the Fund is subject to the risk that both the high yield and small cap equity sectors of the market may underperform other sectors of the market as a whole. In addition, even if the high yield or small cap equity sector outperforms other sectors of the market over certain periods, it is possible that the Fund’s assets will not have been allocated towards this outperforming sector during this time.

     Principal Risks of the Small Cap Value Opportunities Fund — Since it purchases common stocks, the Small Cap Value Opportunities Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

     The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund’s shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

     Investing in issuers in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.

     Principal Risks of the High Yield Fund — The prices of the High Yield Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is quantified as the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. High yield bonds generally are less sensitive to interest rate changes.

     High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security. Bonds that are unrated and rated CCC or lower are considered particularly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

     The Fund may own zero coupon bonds or payment-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and payment-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

     The Fund is subject to the risk that its particular market segment (high yield, high risk securities) may underperform compared to other market segments or to the fixed income markets as a whole.

The underlying funds may buy and sell securities frequently. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage commission expenses and other transaction costs, which are indirectly borne by the Fund and will reduce its performance. High portfolio turnover rates may also generate larger taxable income and taxable capital gains, which may increase your tax liability.

Performance Information

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance (before taxes) of the Fund’s Class I Shares since the Fund’s inception.1

2003                    37.36%

1 The performance shown above is based on a calendar year. From its inception on October 31, 2002 until May 7, 2004, the Fund operated as the Turner Strategic Value and High Income Fund, a portfolio of the Turner Funds and advised by TIP. On May 7, 2004, the Turner Strategic Value and High Income Fund was reorganized with and into the Constellation Strategic Value and High Income Fund.

Best Quarter	Worst Quarter
13.32%	-0.02%
(06/30/03)	(03/31/03)

This table compares the Fund’s average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Index and to the blended return of the Russell 2000 Value and Merrill Lynch High Yield, Cash Pay Indices. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

		Since Inception
	1 Year	(10/31/02)
Turner Strategic Value and High Income Fund – Class I Shares
Before taxes on distributions	37.36%	35.95%
After taxes on distributions	36.07%	34.66%
After taxes on distributions and sale of shares	24.20%	29.81%
S&P 500 Index[1]	28.69%	23.77%[3]
50/50 Blend of Russell 2000 Value / Merrill Lynch High Yield, Cash Pay Indices[2]	36.72%	36.89%[3]

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index has several modules representing different sectors of the high yield market including a cash paying module, a zero coupon module, a pay in-kind module, and a defaulted bond module. The index is a fully invested index, which includes reinvestment of income.

3 The calculation date for the Indices is October 31, 2002

What is an Index?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

	Class I Shares	Class II Shares[1]
Redemption Fee
(as a percentage of amount redeemed, if applicable)	2.00%[2]	2.00%[2]

Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Class I Shares	Class II Shares
Investment Advisory Fees	0.10%[3]	0.10%[3]
Distribution (12b-1) Fees	None	None%
Other Expenses	21.83%	22.08%[4]

Total Annual Fund Operating Expenses	21.93%	22.18%
Underlying Fund Expenses	1.08%[5]	1.08%[5]

Total Annual Fund Operating and Indirect Expenses	23.01%	23.26%
Less Fee Waivers and Expense Reimbursements	(22.76%)[6]	(22.76%)[6]

Net Total Operating Expenses	0.25%	0.50%

1 Currently, Class II Shares are not being offered.

2 Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares and Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders before it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee may be imposed for wire transfers of redemption proceeds.

3 Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund’s performance relative to the performance of a 50%/50% blend of the Russell 2000 Value Index and the Merrill Lynch High Yield, Cash Pay Index (the “Benchmark Index”). See “Investments and Portfolio Management” for additional information.

4 A shareholder servicing fee of 0.25% is included as part of the “Other Expenses” of the Class II Shares. See “Distribution of Fund Shares” for additional information.

5 Because the Fund invests in other mutual funds, your investment in the Fund is also indirectly subject to the operating expenses of the underlying funds. Underlying Fund Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver arrangements, if any) as well as actual allocation of the Fund’s assets, and may be higher or lower than those shown above.

6 CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the combined total of “Other Expenses” and “Underlying Fund Expenses” of the Class I Shares and Class II Shares from exceeding 0.15% and 0.40%, respectively, through January 31, 2006. CIMCO may discontinue these arrangements at any time, but has no present intent to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under “Total Annual Fund Operating Expenses” and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Constellation Strategic Value and High Income Fund – Class I Shares	$26	$2,350	$5,778	$10,204
Constellation Strategic Value and High Income Fund – Class II Shares	$51	$2,413	$5,842	$10,226

INVESTMENTS AND PORTFOLIO MANAGEMENT

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI).

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds’ objectives. A Fund will do so only if CIMCO or the Fund’s sub-adviser believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains.

Portfolio Turnover

Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or Sub-Adviser determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser’s or Sub-Adviser’s control. Such transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

Although turnover rates may vary substantially from year to year, the following Funds had annual rates of turnover exceeding 100% as of September 30, 2003:

Constellation Chartwell Ultra Short Duration Fixed Income Fund

Constellation Chartwell Short Duration Fixed Income Fund

Constellation Chartwell High Yield Fund

Constellation TIP Small Cap Value Opportunities Fund

Constellation TIP Financial Services Fund

Constellation TIP Healthcare & Biotechnology Fund

Constellation TIP Tax Managed U.S. Equity Fund

Constellation Strategic Value and High Income Fund

Investment Adviser

Constellation Investment Management Company, LP (“CIMCO”), an SEC-registered adviser, serves as the Adviser to all Funds. CIMCO is the successor to Concentrated Capital Management, LP, the adviser to the Alpha Select Funds, the former name of the Trust. As the Funds’ Adviser, CIMCO makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. CIMCO also ensures compliance with the Funds’ investment policies and guidelines. As the Funds’ Adviser, CIMCO has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Funds.

On March 22, 2002, the Securities and Exchange Commission granted an exemptive order to the Funds and CIMCO that permits CIMCO to use a “manager of managers” approach in providing investment advisory services to its Funds. Pursuant to the terms of the order, CIMCO, subject to the supervision and approval of the Funds’ Board of Trustees, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, CIMCO would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits CIMCO and the Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser.

When and if CIMCO determines to use the manager of managers approach, it will provide detailed information about the sub-adviser to the Board and make recommendations regarding the appropriate allocation of assets to each sub-adviser. The sub-adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer the Fund’s investment programs. It is expected that the “manager of managers” approach, when used from time to time by CIMCO and the Funds, will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and CIMCO; and (iii) relieve shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of sub-advisers.

For its services, CIMCO is entitled to receive base investment advisory fees at an annualized rate, based on the average daily net assets of each Fund, as follows:

Constellation Clover Large Cap Value Fund	0.74%
Constellation Clover Core Value Fund	0.74%
Constellation Clover Small Cap Value Fund	0.85%
Constellation Clover Core Fixed Income Fund	0.45%
Constellation Chartwell Ultra Short Duration Fixed Income Fund	0.25%
Constellation Chartwell Short Duration Fixed Income Fund	0.25%
Constellation Chartwell High Yield Fund	0.55%
Constellation HLAM Large Cap Value Fund	0.70%
Constellation TIP Small Cap Value Opportunities Fund	0.95%
Constellation TIP Financial Services Fund	1.00%
Constellation TIP Healthcare & Biotechnology Fund	1.00%
Constellation TIP Tax Managed U.S. Equity Fund	0.75%
Constellation Strategic Value and High Income Fund	0.10%

The base investment advisory fee for each Fund can increase or decrease depending on the Fund’s performance relative to its Benchmark Index. The performance comparison made for a rolling 12-month period, consisting of the current month plus the preceding 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to a Fund’s base advisory fee is based upon the Fund’s performance compared to the investment record of its respective Benchmark Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down, but whether it is up or down more or less than the record of its Benchmark Index.

These performance-based adjustments will take effect after the Funds have been in operation for more than one year. Accordingly, beginning May 1, 2005 the Constellation Clover Large Cap Value Fund’s advisory Fund may range from 0.64% to 0.84%; the Constellation Clover Core Value Fund’s advisory fee may range from 0.615% to 0.865%; the Constellation Clover Small Cap Value Fund’s advisory fee may range from 0.70% to 1.00%; the Constellation Clover Core Fixed Income Fund’s advisory fee may range from 0.37% to 0.53%; the Constellation Chartwell Ultra Short Duration Fixed Income Fund’s advisory fee may range from 0.19% to 0.31%; the Constellation Chartwell Short Duration Fixed Income Fund’s advisory fee may range from 0.19% to 0.31%; the Constellation Chartwell High Yield Fund’s advisory fee may range from 0.45% to 0.65%; the Constellation HLAM Large Cap Value Fund’s advisory fee may range from 0.60% to 0.80%; the Constellation TIP Small Cap Value Opportunities Fund’s advisory fee may range from 0.80% to 1.10%; the Constellation TIP Tax Managed U.S. Equity Fund’s advisory fee may range from 0.60% to 0.90%; and the Constellation Strategic Value and High Income Fund’s advisory fee may range from 0.05% to 0.15%.

Because the Constellation TIP Financial Services Fund’s predecessor Fund, the Turner Financial Services Fund, and the Constellation TIP Healthcare & Biotechnology Fund’s predecessor Fund, the Turner Healthcare & Biotechnology Fund, were subject to a performance-based fee prior to their reorganization into the Constellation Trust on May 7, 2004, the performance-based adjustment for these Funds is already being implemented. The Constellation TIP Financial Services Fund’s and Constellation TIP Healthcare & Biotechnology Fund’s advisory fees may range from 0.75% to 1.25%.

For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund’s net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund’s net asset value per share during the period; (ii) the value of the Fund’s cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a specific Benchmark Index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

The Funds’ SAI contains detailed information about each Fund’s performance fee structure, as well as additional information about performance-based adjustments to CIMCO’s fees.

In connection with its commitment to voluntarily limit expenses (as described for certain Funds) CIMCO has represented to the Board that if it decides to discontinue this arrangement, CIMCO will do so only after notifying the Board of its decision and updating the prospectus at least 90 days before implementing any new expense structure.

Investment Sub-Advisers

CIMCO pays sub-advisory fees to each Sub-Adviser from its advisory fee, if any. Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to each Sub-Adviser can increase or decrease depending on a Fund’s performance relative to its benchmark.

Clover Capital Management, Inc., (“Clover Capital”) an SEC-registered adviser, serves as the Sub-Adviser to the Constellation Clover Small Cap Value, Constellation Clover Core Value, Constellation Clover Large Cap Value and Constellation Clover Core Fixed Income Funds (the “Constellation Clover Funds”). From May 1, 2001 to May 7, 2004, Clover Capital served as the sub-adviser to the Turner Small Cap Value, Core Value, Large Cap Value and Core Fixed Income Funds. Prior to May 1, 2001, Clover Capital served as these Funds’ investment adviser. As Sub-Adviser, Clover Capital makes investment decisions for the Constellation Clover Funds and also ensures compliance with the Constellation Clover Funds’ investment policies and guidelines. As of December 31, 2003, Clover Capital had approximately $2 billion in assets under management.

For its services as investment Sub-Adviser to the Constellation Clover Funds, Clover Capital is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

Constellation Clover Large Cap Value Fund	0.37%
Constellation Clover Core Value Fund	0.37%
Constellation Clover Small Cap Value Fund	0.50%
Constellation Clover Core Fixed Income Fund	0.225%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Clover Capital can increase or decrease depending on a Constellation Clover Fund’s performance relative to its benchmark.

Chartwell Investment Partners (“Chartwell”), an SEC-registered adviser, serves as Sub-Adviser to the Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income and Constellation Chartwell High Yield Funds (the “Constellation Chartwell Funds”). As Sub-Adviser, Clover Capital makes investment decisions for the Constellation Chartwell Funds and also ensures compliance with the Constellation Chartwell Funds’ investment policies and guidelines. As of December 31, 2003, Chartwell had approximately $6.8 billion in assets under management.

For its services as investment Sub-Adviser to the Constellation TIP Funds, Chartwell is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

Constellation Chartwell Ultra Short Duration Fixed Income Fund	0.125%
Constellation Chartwell Short Duration Fixed Income Fund	0.125%
Constellation Chartwell High Yield Fund	0.275%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Chartwell can increase or decrease depending on a Constellation Chartwell Fund’s performance relative to its benchmark.

Hilliard Lyons Asset Management (“HLAM”), an SEC-registered adviser, serves as Sub-Adviser to the Constellation HLAM Large Cap Value Fund. As Sub-Adviser, HLAM makes investment decisions for the Constellation HLAM Large Cap Value

Fund and also ensures compliance with the Constellation HLAM Large Cap Value Fund’s investment policies and guidelines. As of December 31, 2003, HLAM had approximately $4.6 billion in assets under management.

For its services as investment Sub-Adviser to the Constellation HLAM Large Cap Value Fund, HLAM is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

Constellation HLAM Large Cap Value Fund	0.45%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to HLAM can increase or decrease depending on the Constellation HLAM Large Cap Value Fund’s performance relative to its benchmark.

Turner Investment Partners, Inc. (“TIP”), an SEC-registered adviser, serves as the Sub-Adviser to the Constellation TIP Small Cap Value Opportunities, Constellation TIP Financial Services, Constellation TIP Healthcare & Biotechnology, and Constellation TIP Tax Managed U.S. Equity Funds (the “Constellation TIP Funds”). Prior to May 7, 2004, TIP served as the investment adviser to the Turner Financial Services, Turner Healthcare & Biotechnology, and Tax Managed U.S. Equity Funds, while Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment adviser to the Turner Small Cap Value Opportunities Fund. As Sub-Adviser, TIP makes investment decisions for the Constellation TIP Funds and also ensures compliance with the Constellation TIP Funds’ investment policies and guidelines. As of December 31, 2003, TIP had approximately $12 billion in assets under management.

For its services as investment Sub-Adviser to the Constellation TIP Funds, TIP is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

Constellation TIP Small Cap Value Opportunities Fund	0.50%
Constellation TIP Financial Services Fund	0.50%
Constellation TIP Healthcare & Biotechnology Fund	0.50%
Constellation TIP Tax Managed U.S. Equity Fund	0.375%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to TIP can increase or decrease depending on a Constellation TIP Fund’s performance relative to its benchmark.

Portfolio Managers

The Constellation Clover Large Cap Value Fund is managed by a committee led by Lawrence Creatura and Paul Spindler. The Constellation Clover Core Value Fund is managed by a committee led by Michael Jones and Matthew Kaufler. The Constellation Clover Small Cap Value Fund is managed by a committee led by Michael Jones and Lawrence Creatura. The Constellation Clover Core Fixed Income Fund is managed by a committee led by Richard Huxley and Joseph Cerqua. The Constellation Chartwell Ultra Short Duration Fixed Income Fund and Constellation Chartwell Short Duration Fixed Income Fund are managed by the team of Roger Early and Christine Williams. The Constellation Chartwell High Yield Fund is managed by a committee comprised of Paul Matlack, John McCarthy and Andrew Toburen. The HLAM Large Cap Value Fund is managed by Andrew W. Means, Donald L. Ashfal, M. Colin Hudson. The Constellation TIP Small Cap Value Opportunities Fund is managed by Thomas DiBella and Kenneth Gainey. The Constellation TIP Financial Services Fund is managed by Chris Perry. The Constellation TIP Healthcare & Biotechnology Fund is managed by Frank Sustersic and Heather McMeekin. The Constellation TIP Tax Managed U.S. Equity Fund is managed by a committee comprised of Robert Turner, Mark Turner and David Kovacs. A committee of CIMCO employees manages the Constellation Strategic Value and High Income Fund. The background of each portfolio manager is set forth below.

Joseph P. Cerqua, CFA, Portfolio Manager and Fixed Income Analyst, joined Clover Capital in 1995. Mr. Cerqua is comanager of the Constellation Clover Core Fixed Income Fund. Prior to 1995, he was a retail manager with Lechmere, Inc. He has over 8 years of investment experience.

Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. Mr. Creatura is comanager of the Constellation Clover Large Cap Value and Constellation Clover Small Cap Value Funds. Prior to 1994, he was a Laser Systems Engineer/ Researcher for Laser Surge, Inc. He has 9 years of investment experience.

Richard J. Huxley joined Clover Capital in 1986 and is the Executive Vice President and Fixed Income Manager for Clover. Mr. Huxley is comanager of the Constellation Clover Core Fixed Income Fund. He has over 23 years of investment experience.

Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital’s Managing Director. Mr. Jones is comanager of the Constellation Clover Core Value and Constellation Clover Small Cap Value Funds. He has over 24 years of investment experience.

Matthew P. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. Mr. Kaufler is comanager of the Constellation Clover Core Value Fund. Prior to his current position, he was Assistant VP and Portfolio Manager at Chase Manhattan. He has 18 years of investment experience.

Paul W. Spindler, CFA, joined Clover Capital in 1998 and is a Vice President of Investments. Mr. Spindler is comanager of the Constellation Clover Large Cap Value Fund. He has over 13 years of investment experience.

Roger A. Early, CFA, CPA, CFP, Chief Investment Officer-Fixed Income, joined Chartwell in September 2003. Mr. Early is the lead manager on the Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds, and is a member of the committee that manages the Constellation Strategic Value and High Income Fund. From February 2002 to September 2003, he was Chief Investment Officer-Fixed Income at TIP. Prior to joining TIP, he was Vice President/Senior Portfolio Manager-Equities and Fixed Income of Rittenhouse Financial (June 2001 to February 2002), and Senior Vice President and Director of Investment Grade Fixed Income, Delaware Investment Advisors (July 1994 to June 2001). He has 21 years of investment experience.

Paul A. Matlack, CFA, Senior Portfolio Manager, joined Chartwell in September 2003. Mr. Matlack is the lead manager of the Constellation Chartwell High Yield Fund, and is a member of the committee that manages the Constellation Strategic Value and High Income Fund. From September 2000 through September 2003, he was Senior Portfolio Manager at TIP. Prior to joining TIP, he was Vice President, Senior Portfolio Manager, and co-head of the High Yield Group with Delaware Investment Advisors (September 1989 to September 2000). He has 17 years of investment experience.

John McCarthy, CFA, joined Chartwell in September 2003. Mr. McCarthy is the comanager of the Constellation Chartwell High Yield Fund. Previously, he was a Portfolio Manager at TIP. Prior to joining TIP, he was a Senior High Yield Analyst, and more recently, a Senior Municipal Bond Trader for Delaware Investments. He has 16 years of investment experience.

Andrew S. Toburen, CFA, Principal, Senior Portfolio Manager, joined Chartwell in June 1999. Previously, he was Assistant Vice President High Yield at Nomura Corporate Research and Asset Management (May 1994 to August 1997). He has 10 years of investment experience.

Christine F. Williams, Senior Portfolio Manager, joined Chartwell in September 1997. Prior to September 1997, she was Assistant Vice President, Fixed Income at Meridian Investment Company. She has 14 years of investment experience.

Donald L. Ashfal, CFA, Director, Co-Manager — Large Cap Value joined Hilliard Lyons Asset Management in 1996. He previously spent 21 years with PNC Bank, serving as Chief Investment Officer from 1992 to 1996. He has 29 years investment experience.

M. Colin Hudson, CFA, Director of Equity Research, Co-Manager — Large Cap Value joined Hilliard Lyons Asset Management in 1999. He was previously with Wellington Asset Management. He has 7 years investment experience.

Andrew W. Means, CFA, Chief Investment officer and Lead Manager — Large Cap Value joined Hilliard Lyons Asset Management in 1981. He previously spent 5 years with PNC Bank where he was a Portfolio Manager. He has 23 years investment experience.

Thomas DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management, LLC. Mr. DiBella is comanager of the Constellation TIP Small Cap Value Opportunities Fund, and a member of the committee that manages the Constellation TIP Strategic Value and High Income Fund. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has 20 years of investment experience.

Kenneth Gainey, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management LLC. Mr. Gainey is comanager of the Constellation TIP Small Cap Value Opportunities Fund, and a member of the committee that manages the Constellation Strategic Value and High Income Fund. From July 1999 until March 2002, Mr. Gainey held various financial and portfolio management decisions with Aeltus Investment Management and Aetna International, Inc./Aetna Financial Services. He has 12 years of investment experience.

David Kovacs, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1998. Mr. Kovacs is comanager of the Constellation TIP Tax Managed U.S. Equity Fund. Prior to 1998, he was a Director of Quantitative Research and Investment Technology at Pilgrim Baxter & Associates. He has 12 years of investment experience.

Heather F. McMeekin, Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. Previously, Ms. McMeekin was a Sales & Investment Associate with Donaldson, Luftkin & Jenrette from 1995 to 1998. She has 8 years of investment experience.

Chris Perry, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1998. Mr. Perry is the lead manager of the Constellation TIP Financial Services Fund. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 12 years of investment experience.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1994. Mr. Sustersic is the lead manager of the Constellation TIP Healthcare & Biotechnology Fund. Prior to 1994, he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. He has 14 years of investment experience.

Mark Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded TIP in 1990. Mr. Turner is comanager of the Constellation TIP Tax Managed U.S. Equity Fund. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 20 years of investment experience.

Robert E. Turner, CFA, Chairman and Chief Investment Officer – Growth Equities founded TIP in 1990. Mr. Turner is the lead manager of the Constellation TIP Tax Managed U.S. Equity Fund. Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 22 years of investment experience.

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

•	No Sales Charges

• There are no sales charges when you purchase either Class I Shares or Class II Shares of the Funds.

•	How to Buy Shares

• By phone, mail, wire or online at www.constellationfundsgroup.com;

• Through the Systematic Investment Plan; and

• Through exchanges from another Constellation Fund.

•	Minimum Initial Investments

• In general, each Fund’s minimum initial investment is $2,500;

• The minimum initial investment for the Systematic Investment Plan is $100; and

• The minimum initial investment for Individual Retirement Accounts is $2,000.

We reserve the right to waive the minimum initial investment requirement.

•	Minimum Subsequent Investments

• $50 by phone, mail, wire or online; and

• $25 through the Systematic Investment Plan.

•	Systematic Investing

• Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the $2,500 minimum investment. Please contact us for information regarding participating banks.

• You will need a minimum investment of $100 to open your account and scheduled investments of at least $25.

• If you stop your scheduled investments before reaching the $2,500 minimum investment, we reserve the right to close your account. We will provide 60 days written notice to give you time to add to your account, and avoid the sale of your shares.

•	Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

•	Minimum Account Size

• In general, you must maintain a minimum account balance of $1,000. If your account drops below $1,000 due to redemptions, you may be required to sell your shares.

• You will receive at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

•	Choosing Class I or Class II Shares

• Class I and Class II Shares have different expenses and other characteristics. Class I Shares have lower annual expenses while Class II Shares have higher annual expenses. The performance of Class I and Class II Shares will differ due to differences in expenses.

• Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers’ account.

• Class II Shares are for investments made through financial institutions or intermediaries.

• The following Funds currently offer Class II Shares: Constellation Chartwell Ultra Short Duration Fixed Income Fund, Constellation Chartwell Short Duration Fixed Income Fund, Constellation HLAM Large Cap Value Fund, Constellation TIP Small Cap Value Opportunities Fund, Constellation TIP Healthcare & Biotechnology Fund, and Constellation TIP Tax Managed U.S. Equity Fund.

•	When Can You Purchase, Sell or Exchange Shares?

• You may purchase, sell or exchange shares on any day that the New York Stock Exchange (NYSE) is open for business. We define this as a “Business Day.”

• You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M. (Eastern Time)

• In order to receive the current Business Day’s net asset value (NAV) all purchases, exchanges and redemption orders must be received by the Funds’ Transfer Agent or other authorized agent by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day’s closing price.

•	How Fund Prices are Calculated

• The price per share (also referred to as the offering price) will be the NAV determined after the Funds receive your purchase order.

• The Funds’ NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days in which the NYSE is closed for trading.

• In calculating the NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

•	Exchanging Shares

• Class I Shares of a Fund may be exchanged for Class I Shares of another Fund, and Class II Shares of a Fund may be exchanged for Class II Shares of another Fund, subject to any applicable limitations resulting from the closing of Funds to new investors.

• When you exchange shares, you are selling your shares and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

• We limit the number of exchanges to four “round trips” during any calendar year. A round trip is a redemption (exchange) out of a Fund followed by a purchase (exchange) back into the Fund. If a shareholder exceeds 4 exchanges per calendar year, or if the Funds determine, in their sole discretion, that a shareholder’s exchange activity is short-term in nature or otherwise not in the best interest of the Funds, the Funds may bar the shareholder from making further exchanges or purchases.

• We may change or cancel our exchange policy at any time upon 60 days’ notice.

•	Purchases, Sales and Exchanges Through Financial Institutions

You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly with us. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Funds. This allows the financial institution time to process your request and transmit it to us.

Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

•	Limitations on Purchases, Sales and Exchanges

• The Funds will only accept purchase or exchange requests that are in good order (“Good Order”). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser’s social security number, tax identification number, and other identification required by law or regulation. We may require that you provide photo identification such as a driver’s license or passport, and may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, CIMCO reserves the right to not open or close your account or take such other steps as we deem reasonable. We can accept purchases only in U.S. dollars drawn on U.S. banks. We cannot accept cash, cashier’s checks, traveler’s checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks). The Funds may reject or cancel any purchase orders, including exchanges, for any reason.

• The Funds will normally send your sale proceeds within three Business days after they receive your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

• The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds’ Statement of Additional Information (SAI).

• Excessive, short-term trading in Fund shares and other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. The Funds reserve the right to reject any purchase order (including an exchange order) from any shareholder that the Funds, in their sole discretion, believe has a history of making excessive short-term trades or whose trading activity, in the Funds’ judgment, has been or may be disruptive to the Funds. In making this determination, the Funds may consider trading done in multiple accounts under common ownership or control.

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

How to Open an Account

BY TELEPHONE

Call 1-866-242-5742 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Fund’s representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Constellation Fund. The registration on the accounts must be identical.

BY INTERNET

You can only open an account online if you already have an existing Constellation Funds account. The registration on the account must be identical. The Funds’ website is www.constellationfundsgroup.com.

BY MAIL

Send the completed application that accompanies this Prospectus and a check payable to the Constellation Funds to:

By regular mail	By express or overnight mail

Constellation Funds	Constellation Funds
P.O. Box 219520	c/o DST Systems Inc.
Kansas City, MO 64105-9520	330 W. 9th Street
Kansas City, MO 64105

Checks must be in U.S. dollars and drawn on U.S. banks. The Funds do not accept third party checks, credit card checks, checks issued by internet banks, money orders, traveler’s checks or cash.

BY WIRE

Please contact a Constellation Funds’ representative at 1-866-242-5742 (Option 3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:

United Missouri Bank of Kansas NA ABA #101000695 Account # 9870964856 Further Credit: [Name of Fund], shareholder name and Constellation Funds account number

AUTOMATIC TRANSACTIONS

You can open an account through our Systematic Investment Plan ($100 minimum). You must elect this option on your account application. Please call a Constellation Funds representative at 1-866-242-5742 for assistance.

How to Add to an Account

BY TELEPHONE

Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-866-242-5742 and provide your account number to the Constellation Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.

BY INTERNET

You can make additional investment by going to our website at www.constellationfundsgroup.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

BY MAIL

Please send your check payable to the Constellation Funds along with a signed letter stating the name of the fund and your account number.

BY WIRE

Please contact a Constellation Funds’ representative at 1-866-242-5742 to let us know that you intend to send money by wire. Wire funds to:

United Missouri Bank of Kansas NA
ABA #101000695 Account # 9870964856
Further credit: [include Name of fund, shareholder name and your Constellation Funds account number]

AUTOMATIC TRANSACTIONS

Regularly scheduled investments ($25 minimum) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.

How to Sell Shares

BY TELEPHONE

You may sell shares by calling 1-866-242-5742 provided that you have previously requested this privilege on your account application. The Funds will send money only to the address of record via check, ACH or by wire (your bank may charge you a wire fee). The sale price of each share will be the next NAV determined after we receive your request.

BY INTERNET

Existing shareholders can sell shares via our website at www.constellationfundsgroup.com. The sale price of each share will be the next NAV determined after we receive your request. Redemptions will be funded via check, ACH or wire to the instructions of record. Your bank may charge a wire fee.

BY MAIL

Please send us a letter with your name, Fund name, account number and the amount of your request. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after we receive your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

BY WIRE

Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for “How to Sell Shares” by telephone above.

AUTOMATIC TRANSACTIONS

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.

How to Exchange Shares

BY TELEPHONE

You may exchange shares on any Business Day by calling the Funds at 1-866-242-5742, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check of through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY MAIL

You may exchange shares on any Business Day by writing to the Funds, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE

Not applicable

AUTOMATIC TRANSACTIONS

Not applicable

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

Other Policies

Foreign Investors

The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund’s Investor Services Team, at 1-866-242-5742, for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Fund shall have no obligation with respect to the terms of any such document.

The Funds will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in its sole discretion (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day’s net asset value (less any applicable sales charges) and remit proceeds to you via check if it is unable to verify your identity. The Funds will attempt to verify your identity within a timeframe established in its sole discretion (e.g., 96 hours), which may change from time to time. The Funds further reserve the right to hold your proceeds until your check for the purchase of Fund shares clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority or by applicable law.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, the securities that you receive would be subject to market risk until they were sold.

Redemption Fee

Sales or exchanges out of the Constellation U.S. Tax Managed Fund within 90 days of purchase are currently subject to a 2% redemption fee. Sales or exchanges out of the Constellation TIP Small Cap Value Opportunities, Constellation TIP Financial Services, Constellation TIP Healthcare & Biotechnology, Constellation Chartwell High Yield, and Constellation Strategic Value and High Income Funds within 90 days of purchase are not currently subject to a redemption fee, but may be subject to a 2% redemption fee in the future. The Funds will provide notice to shareholders before they implement the redemption fee.

Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. We reserve the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund. In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder’s holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

Telephone/Online Transactions

Purchasing, selling and exchanging Fund shares over the telephone or via our website (www.constellationfundsgroup.com) is extremely convenient, but not without risk. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as we follow these safeguards and procedures, we generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.

Signature Guarantees

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

• Written requests for redemptions in excess of $50,000;

• All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and

• Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.

Distribution of Fund Shares

Constellation Investment Distribution Company, Inc. (the “Distributor”), a registered broker-dealer that is owned and operated by Constellation Holdings LLC, serves as Distributor of the Funds.

The Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, Constellation HLAM Large Cap Value, Constellation TIP Small Cap Value Opportunities, Constellation TIP Healthcare & Biotechnology, Constellation TIP Tax Managed U.S. Equity, and Constellation Strategic Value and High Income Funds have adopted a Distribution and Shareholder Service Plan for their Class II Shares (the “Class II Plan”) that allows the Funds to pay distribution and/or service fees to the Distributor and other firms that provide distribution and/or shareholder services (“Service Providers”). If a Service Provider provides distribution services, the Funds may pay distribution fees to the Distributor at an annual rate not to exceed 0.75% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. Currently, no Funds are authorized to pay distribution fees under the Class II Plan. If a Service Provider provides shareholder services, the Funds may pay service fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor will, in turn, pay the Service Provider for the services it provides. Each of the above-referenced Funds are authorized to pay shareholder service fees under the Class II Plan. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor may, from time to time, in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor. Under any such program, the Distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund.

CIMCO may pay, out of its own resources, compensation to broker-dealers who sell shares of the Funds. CIMCO also may, out of its own resources, pay part of the fees charged to the Funds by mutual fund platforms. CIMCO does not direct portfolio transactions to broker-dealers in exchange for sales of fund shares, nor does it pay broker-dealers to be included on “preferred” fund lists.

Dividends and Distributions

The Constellation Clover Large Cap Value, Constellation Clover Core Value, Constellation Clover Small Cap Value, Constellation HLAM Large Cap Value and Constellation Strategic Value and High Income Funds distribute their income, if any, quarterly as a dividend to shareholders. The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income and Constellation Chartwell High Yield Funds declare their investment income daily and distribute it monthly as a dividend to shareholders. The Constellation TIP Small Cap Value Opportunities, Constellation TIP Financial Services, Constellation TIP Healthcare & Biotechnology, and Constellation TIP Tax Managed U.S. Equity Funds distribute their income annually as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, local and foreign income taxes. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Funds’ net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them or take them in cash.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of another Constellation Fund is treated the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income and Constellation Chartwell Short Duration Fixed Income Funds each expect to distribute primarily ordinary income distributions.

While the Constellation TIP Tax Managed U.S. Equity Fund seeks to minimize taxable distributions, it may not always achieve this objective. Income and capital gains distributions may vary from year to year as a result of the Fund’s normal investment activities and cash flows.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the portfolio of those Funds that invest in foreign securities. In addition, the Funds may be able to pass along a tax credit for foreign income taxes it pays. The Fund will provide you with the information necessary to reflect such foreign taxes paid on your income tax return if it makes this election.

More information about taxes is in the Funds’ SAI.

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I and Class II shares of the Funds while they were part of the Turner Funds. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of each Fund’s operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each period ended September 30 have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund’s financial statements, appears in the annual report that accompanies our SAI. You can obtain the Turner Funds’ annual report, which contains more performance information, at no charge by calling 1-866-242-5742.

Constellation Clover Large Cap Value Fund – Class I Shares

For the periods ended September 30:	2003	2002	2001(1)	2000	1999
Net Asset Value, Beginning of Period	$7.86	$9.89	$12.44	$11.43	$9.21
Income From Investment Operations
Net investment income	0.08	0.10	0.11	0.08	0.13
Realized and unrealized gains (losses) on investments	1.70	(2.03)	(1.93)	2.06	2.27
Total From Investment Operations	1.78	(1.93)	(1.82)	2.14	2.40
Less Dividends and Distributions
Dividends from net investment income	(0.08)	(0.10)	(0.11)	(0.09)	(0.13)
Distributions from capital gains	—	—	(0.62)	(1.04)	(0.05)
Total Dividends and Distributions	(0.08)	(0.10)	(0.73)	(1.13)	(0.18)
Net Asset Value, End of Period	$9.56	$7.86	$9.89	$12.44	$11.43
Total Return†	22.72%	(19.66)%	(15.47)%	19.84%	26.17%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$4,792	$4,255	$5,152	$5,163	$2,725
Ratio of Net Expenses to Average Net Assets ††	1.15%	0.95%	0.95%	0.95%	0.95%
Ratio of Total Expenses to Average Net Assets	1.70%	1.54%	3.56%	3.98%	4.13%
Ratio of Net Investment Income to Average Net Assets ††	0.89%	1.06%	1.00%	0.75%	1.20%
Portfolio Turnover Rate †††	58.63%	70.30%	121.20%	153.58%	92.26%

†      Returns are for the period indicated and have not been annualized.

††    Inclusive of waivers and reimbursements.

††† Excludes effect of in-kind transfers and mergers.

(1) On April 30, 2001, shareholders of the Clover Max Cap Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund’s sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Large Cap Value Fund effective May 1, 2001.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Clover Core Value Fund – Class I Shares

For the periods ended September 30:	2003(1)	2002	2001(2)	2000	1999
Net Asset Value, Beginning of Period	$11.71	$14.85	$14.23	$15.92	$15.85
Income From Investment Operations
Net investment income	0.05	0.08	0.05	0.05	0.21
Realized and unrealized gains (losses) on investments	2.47	(0.61)	0.59	1.79	0.74
Total From Investment Operations	2.52	(0.53)	0.64	1.84	0.95
Less Dividends and Distributions
Dividends from net investment income	(0.05)	(0.08)	(0.02)	(0.07)	(0.21)
Distributions from capital gains	—	(2.53)	—	(3.46)	(0.67)
Total Dividends and Distributions	(0.05)	(2.61)	(0.02)	(3.53)	(0.88)
Net Asset Value, End of Period	$14.18	$11.71	$14.85	$14.23	$15.92
Total Return†	21.61%	(6.37)%	4.50%	13.67%	6.13%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$46,673	$43,571	$41,715	$45,657	$59,602
Ratio of Net Expenses to Average Net Assets ††	1.13%	1.10%	1.10%	1.10%	0.95%
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	1.13%	1.13%	1.16%	1.11%	0.95%
Ratio of Net Investment Income to Average Net Assets ††	0.43%	0.56%	0.30%	0.34%	1.21%
Portfolio Turnover Rate †††	66.61%	103.36%	128.18%	90.15%	98.85%

†       Returns are for the period indicated and have not been annualized.

††    Inclusive of waivers and reimbursements.

††† Excludes effect of in-kind transfers and mergers.

(1) Effective April 15, 2003, the Board of Trustees of Turner Funds approved a resolution to change the name of the Turner Midcap Value Fund to the Turner Core Value Fund and to change its principal investment strategy to a “core” approach.

(2) On April 30, 2001, shareholders of the Clover Equity Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund’s sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Midcap Value Fund effective May 1, 2001.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Clover Small Cap Value Fund – Class I Shares

For the periods ended September 30	2003		2002	2001(1)	2000	1999
Net Asset Value, Beginning of Period	$15.20		$16.69	$16.36	$13.71	$11.49
Income From Investment Operations
Net investment income (loss)	0.01		0.06	0.10	(0.02)	(0.01)
Realized and unrealized gains (losses) on investments	4.04		(1.50)	1.67	3.91	2.48
Total From Investment Operations	4.05		(1.44)	1.77	3.89	2.47
Less Dividends and Distributions
Dividends from net investment income	(0.02	)(2)	(0.05)	(0.05)	—	—
Distributions from capital gains	—		—	(1.39)	(1.24)	(0.25)
Total Dividends and Distributions	(0.02	)(2)	(0.05)	(1.44)	(1.24)	(0.25)
Net Asset Value, End of Period	$19.23		$15.20	$16.69	$16.36	$13.71
Total Return†	26.66%		(8.69)%	12.15%	29.59%	21.82%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$394,946		$464,576	$178,164	$36,254	$16,494
Ratio of Net Expenses to Average Net Assets ††	1.27%		1.26%	1.28%	1.40%	1.40%
Ratio of Total Expenses to Average Net Assets	1.27%		1.26%	1.28%	1.47%	1.72%
Ratio of Net Income (Loss) to Average Net Assets ††	0.08%		0.31%	0.37%	(0.11)%	(0.10)%
Portfolio Turnover Rate †††	52.21%		37.60%	120.40%	85.80%	79.93%

†       Returns are for the period indicated and have not been annualized.

††    Inclusive of waivers and reimbursements.

††† Excludes effect of in-kind transfers and mergers.

(1) On April 30, 2001, shareholders of the Clover Small Cap Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund’s sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Small Cap Value Fund effective May 1, 2001.

(2) Includes return of capital of $0.004.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Clover Core Fixed Income Fund – Class I Shares

For the periods ended September 30:	2003	2002	2001(1)	2000	1999
Net Asset Value, Beginning of Period	$10.55	$10.20	$9.62	$9.50	$10.41
Income From Investment Operations
Net investment income	0.45	0.52	0.54	0.54	0.53
Realized and unrealized gains (losses) on investments	(0.10)	0.35	0.58	0.12	(0.71)
Total From Investment Operations	0.35	0.87	1.12	0.66	(0.18)
Less Dividends and Distributions
Dividends on net investment income	(0.47)	(0.52)	(0.54)	(0.54)	(0.53)
Distributions from capital gains	(0.03)	—	—	—	(0.20)
Total Dividends and Distributions	(0.50)	(0.52)	(0.54)	(0.54)	(0.73)
Net Asset Value, End of Period	$10.40	$10.55	$10.20	$9.62	$9.50
Total Return†	3.37%	8.85%	11.99%	7.21%	(1.78)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$43,391	$42,924	$34,074	$31,486	$32,729
Ratio of Net Expenses to Average Net Assets ††	0.78%	0.75%	0.75%	0.75%	0.75%
Ratio of Total Expenses to Average Net Assets	0.87%	0.87%	1.01%	1.02%	0.97%
Ratio of Net Investment Income to Average Net Assets ††	4.25%	5.03%	5.50%	5.72%	5.40%
Portfolio Turnover Rate	45.87%	49.30%	34.05%	42.40%	28.47%

†	Returns are for the periods indicated and have not been annualized.

††	Inclusive of waivers and reimbursements.

(1) On April 30, 2001, shareholders of the Clover Fixed Income Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc. with Clover Capital becoming the Fund’s sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Core Fixed Income Fund, effective May 1, 2001.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Chartwell Ultra Short Duration Fixed Income Fund – Class I Shares

For the periods ended September 30:	2003	2002	2001	2000	1999(1)
Net Asset Value, Beginning of Period	$10.23	$10.22	$10.05	$10.05	$10.09
Income From Investment Operations
Net investment income	0.08 (2)	0.25	0.54	0.61	0.54
Realized and unrealized gains (losses) on investments	0.06	0.05	0.15	0.01	(0.02)
Total From Investment Operations	0.14	0.30	0.69	0.62	0.52
Less Dividends and Distributions
Dividends from net investment income	(0.19)	(0.29)	(0.52)	(0.62)	(0.56)
Distributions from capital gains	(0.01)	—	—	—	—
Total Dividends and Distributions	(0.20)	(0.29)	(0.52)	(0.62)	(0.56)
Net Asset Value, End of Period	$10.17	$10.23	$10.22	$10.05	$10.05
Total Return†	1.40%	2.95%	7.09%	6.34%	5.34%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$462,567	$470,021	$93,531	$30,365	$3,207
Ratio of Net Expenses to Average Net Assets ††	0.41%	0.36%	0.36%	0.36%	0.00%
Ratio of Total Expenses to Average Net Assets	0.62%	0.60%	0.87%	1.25%	6.53%
Ratio of Net Investment Income to Average Net Assets ††	0.78%	2.27%	5.09%	6.15%	5.50%
Portfolio Turnover Rate	222.09%	71.47%	118.53%	140.55%	154.33%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of waivers and reimbursements.

(1) On May 24, 1999 shareholders of the Alpha Select Turner Short Duration Government Fund-One Year Portfolio (the “Fund”) approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the Turner Short Duration Government Fund-One Year Portfolio.

(2) Based on average shares outstanding

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Chartwell Ultra Short Duration Fixed Income Fund – Class II Shares

For the periods ended September 30:	2003	2002	2001	2000	1999(1)
Net Asset Value, Beginning of Period	$10.27	$10.26	$10.09	$10.10	$10.11
Income From Investment Operations
Net investment income	0.05 (2)	0.25	0.50	0.57	0.47
Realized and unrealized gains on investments	0.07	0.02	0.17	0.02	0.02
Total From Investment Operations	0.12	0.27	0.67	0.59	0.49
Less Dividends and Distributions
Dividends from net investment income	(0.17)	(0.26)	(0.50)	(0.60)	(0.50)
Distributions from capital gains	(0.01)	—	—	—	—
Total Dividends and Distributions	(0.18)	(0.26)	(0.50)	(0.60)	(0.50)
Net Asset Value, End of Period	$10.21	$10.27	$10.26	$10.09	$10.10
Total Return†	1.15%	2.69%	6.82%	6.00%	5.00%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$5,964	$8,888	$6,106	$8,934	$3,155
Ratio of Net Expenses to Average Net Assets ††	0.66%	0.61%	0.61%	0.61%	0.23%
Ratio of Total Expenses to Average Net Assets	0.87%	0.85%	1.10%	1.48%	6.76%
Ratio of Net Investment Income to Average Net Assets ††	0.51%	2.11%	5.19%	5.72%	5.13%
Portfolio Turnover Rate	222.09%	71.47%	118.53%	140.55%	154.33%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of waivers and reimbursements.

(1) On May 24, 1999 shareholders of the Alpha Select Turner Short Duration Government Fund-One Year Portfolio (the “Fund”) approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the Turner Short Duration Government Fund-One Year Portfolio.

(2) Based on average shares outstanding

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Chartwell Short Duration Fixed Income Fund – Class I Shares

For the periods ended September 30:	2003	2002	2001	2000	1999(1)
Net Asset Value, Beginning of Period	$10.24	$10.16	$9.82	$9.84	$10.25
Income From Investment Operations
Net investment income	0.17 (2)	0.35	0.57	0.58	0.55
Realized and unrealized gains (losses) on investments	0.05	0.12	0.32	(0.01)	(0.27)
Total From Investment Operations	0.22	0.47	0.89	0.57	0.28
Less Dividends and Distributions
Dividends from net investment income	(0.25)	(0.39)	(0.55)	(0.59)	(0.55)
Distributions from capital gains	(0.07)	—	—	—	(0.14)
Total Dividends and Distributions	(0.32)	(0.39)	(0.55)	(0.59)	(0.69)
Net Asset Value, End of Period	$10.14	$10.24	$10.16	$9.82	$9.84
Total Return†	2.15%	4.69%	9.35%	6.00%	2.89%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$252,772	$264,010	$68,405	$42,092	$38,687
Ratio of Net Expenses to Average Net Assets ††	0.41%	0.36%	0.36%	0.36%	0.24%
Ratio of Total Expenses to Average Net Assets	0.62%	0.60%	0.72%	0.74%	1.31%
Ratio of Net Investment Income to Average Net Assets ††	1.65%	3.27%	5.65%	5.94%	6.21%
Portfolio Turnover Rate	200.20%	177.71%	103.92%	136.01%	257.98%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of waivers and reimbursements.

(1) On January 25, 1999 shareholders of the Alpha Select Turner Short Duration Government Fund-Three Year Portfolio (the “Fund”) approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Fund-Three Year Portfolio.

(2) Based on average shares outstanding.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Chartwell Short Duration Fixed Income Fund – Class II Shares

For the periods ended September 30:	2003	2002	2001	2000	1999(1)
Net Asset Value, Beginning of Period	$10.21	$10.12	$9.78	$9.80	$9.95
Income From Investment Operations
Net investment income	0.14 (2)	0.32	0.54	0.58	0.68
Realized and unrealized gains (losses) on investments	0.04	0.13	0.33	(0.02)	(0.13)
Total From Investment Operations	0.18	0.45	0.87	0.56	0.55
Less Dividends and Distributions
Dividends from net investment income	(0.22)	(0.36)	(0.53)	(0.58)	(0.70)
Distributions from capital gains	(0.07)	—	—	—	—
Total Dividends and Distributions	(0.29)	(0.36)	(0.53)	(0.58)	(0.70)
Net Asset Value, End of Period	$10.10	$10.21	$10.12	$9.78	$9.80
Total Return†	1.79%	4.53%	9.10%	5.92%	5.64%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,246	$8,356	$8,130	$6,479	$87
Ratio of Net Expenses to Average Net Assets ††	0.66%	0.61%	0.61%	0.61%	0.48%
Ratio of Total Expenses to Average Net Assets	0.87%	0.85%	0.96%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets ††	1.41%	3.21%	5.40%	5.90%	5.71%
Portfolio Turnover Rate	200.20%	177.71%	103.92%	136.01%	257.98%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of waivers and reimbursements.

(1) Commenced operations on April 28, 1999. All ratios for the period have been annualized.

(2) Based on average shares outstanding.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Chartwell High Yield Fund – Class I Shares

For the periods ended September 30:	2003	2002(1)	2001	2000	1999(2)
Net Asset Value, Beginning of Period	$4.45	$5.49	$8.10	$8.82	$8.91
Income From Investment Operations
Net investment income	0.37	0.64	0.78	0.79	0.83
Realized and unrealized gains (losses) on investments	0.56	(1.04)	(2.61)	(0.72)	(0.09)
Total From Investment Operations	0.93	(0.40)	(1.83)	0.07	0.74
Less Dividends and Distributions
Dividends from net investment income	(0.36)	(0.64)	(0.78)	(0.79)	(0.83)
Distributions from capital gains	—	—	—	—	—
Total Dividends and Distributions	(0.36)	(0.64)	(0.78)	(0.79)	(0.83)
Net Asset Value, End of Period	$5.02	$4.45	$5.49	$8.10	$8.82
Total Return †	21.61%	(8.05)%	(23.66)%	0.56%	8.65%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$9,408	$9,432	$13,977	$32,560	$41,922
Ratio of Expenses to Average Net Assets ††	0.76%	0.68%	0.68%	0.68%	0.68%
Ratio of Total Expenses to Average Net Assets	1.16%	1.47%	1.38%	1.04%	1.14%
Ratio of Net Investment Income to Average Net Assets ††	7.71%	12.78%	11.18%	8.94%	9.11%
Portfolio Turnover Rate	241.14%	171.13%	85.80%	76.00%	96.98%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of waivers and reimbursements.

(1) The information set forth in this table for the periods prior to May 1, 2002, is the financial data of the Penn Capital Strategic High Yield Bond Fund. Effective May 1, 2002, Turner Investment Partners, Inc. became the Fund’s adviser.

(2) On January 25, 1999, shareholders of the Alpha Select Penn Capital High Yield Bond Fund (the “Fund”) approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the Turner Penn Capital High Yield Bond Fund.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation TIP Small Cap Value Opportunities Fund – Class II Shares

For the periods ended September 30:	2003	2002(1)
Net Asset Value, Beginning of Period	$9.27	$10.00
Income From Investment Operations
Net investment income (loss)	(0.01)	—
Realized and unrealized gains (losses) on investments	3.47	(0.73)
Total From Investment Operations	3.46	(0.73)
Less Dividends and Distributions
Dividends from net investment income	(0.01)	—
Distributions from capital gains	—	—
Total Dividends and Distributions	(0.01)	—
Net Asset Value, End of Period	$12.72	$9.27
Total Return†	37.29%	(7.30)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$5,740	$913
Ratio of Net Expenses to Average Net Assets ††	1.40%	1.45%
Ratio of Total Expenses to Average Net Assets	3.64%	6.18%
Ratio of Net Investment Income (Loss) to Average Net Assets ††	(0.26)%	0.08%
Portfolio Turnover Rate	245.12%	141.81%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of directed brokerage arrangements, waivers and reimbursements.

(1) Commenced operations on March 4, 2002. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation TIP Financial Services Fund – Class I Shares(1)

For the periods ended September 30,
April 30 and October 31:	2003	2002	2001(2)	2001	2000	1999
Net Asset Value, Beginning of Period	$10.11	$16.67	$19.76	$17.19	$18.01	$19.61
Income From Investment Operations
Net investment loss	(0.02)	(0.02)	(0.13)	(0.14)	(0.17)	(0.10)
Realized and unrealized gains (losses) on investments	3.62	(1.12)	(2.96)	3.30	(0.65)	(0.31)
Total From Investment Operations	3.60	(1.14)	(3.09)	3.16	(0.82)	(0.41)
Less Dividends and Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from capital gains	(0.11)	(5.42)	—	(0.59)	—	(1.19)
Total Dividends and Distributions	(0.11)	(5.42)	—	(0.59)	—	(1.19)
Net Asset Value, End of Period	$13.60	$10.11	$16.67	$19.76	$17.19	$18.01
Total Return†	35.95%	(12.48)%	(15.64)%	18.20%	(4.55)%	(0.15)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$17,309	$12,149	$15,554	$23,341	$25,892	$30,797
Ratio of Net Expenses to Average Net Assets ††	1.50%	1.40%	2.29%	2.11%	2.14%	2.06%
Ratio of Total Expenses to Average Net Assets	1.82%	2.16%	2.33%	2.11%	2.14%	2.06%
Ratio of Net Investment Loss to Average Net Assets ††	(0.22)%	(0.40)%	(1.19)%	(0.59)%	(0.91)%	(0.62)%
Portfolio Turnover Rate†††	139.02%	170.97%	51.65%	109.74%	180.47%	205.86%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of directed brokerage arrangements, waivers and reimbursements.

†††	Excludes effect of in-kind transfers and mergers.

(1) On November 12, 2001, the Titan Financial Services Fund (the “Titan Fund”) exchanged all of its assets and liabilities for shares of the Turner Future Financial Services Fund. The Titan Fund is the accounting survivor in this transaction, and as a result, the accounting history and operating results for the periods prior to November 12, 2001 and have been carried forward in these financial highlights.

(2) For the six month period ended October 31, 2001. All ratios for the period have been annualized. The Titan Fund changed its fiscal year end from April 30 to October 31.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation TIP Healthcare & Biotechnology Fund – Class II Shares

For the periods ended September 30:	2003	2002	2001(1)
Net Asset Value, Beginning of Period	$9.83	$11.15	$10.00
Income From Investment Operations
Net investment loss	(0.11)	(0.10)	(0.03)
Realized and unrealized gains (losses) on investments	2.59	(1.20)	1.18
Total From Investment Operations	2.48	(1.30)	1.15
Less Dividends and Distributions
Dividends from net investment income	—	—	—
Distributions from capital gains	—	(0.02)	—
Total Dividends and Distributions	—	(0.02)	—
Net Asset Value, End of Period	$12.31	$9.83	$11.15
Total Return†	25.23%	(11.66)%	11.50%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$14,853	$9,288	$1,192
Ratio of Net Expenses to Average Net Assets ††	1.47%	1.87%	1.50%
Ratio of Total Expenses to Average Net Assets	1.63%	2.33%	13.70%
Ratio of Net Investment Loss to Average Net Assets ††	(1.16)%	(1.44)%	(0.79)%
Portfolio Turnover Rate †††	274.37%	202.30%	95.24%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of directed brokerage arrangements, waivers and reimbursements.

†††	Excludes effect of in-kind transfers and mergers

(1) Commenced operations February 28, 2001. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation TIP Tax Managed U.S. Equity Fund – Class II Shares

For the periods ended September 30:	2003	2002	2001(1)
Net Asset Value, Beginning of Period	$6.29	$8.18	$10.00
Income From Investment Operations
Net investment income (loss)	(0.03)	(0.03)	—
Realized and unrealized gains (losses) on investments	1.78	(1.86)	(1.82)
Total From Investment Operations	1.75	(1.89)	(1.82)
Less Dividends and Distributions
Dividends from net investment income	—	—	—
Distributions from capital gains	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$8.04	$6.29	$8.18
Total Return†	27.82%	(23.11)%	(18.20)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$5,528	$4,747	$6,949
Ratio of Net Expenses to Average Net Assets ††	1.25%	1.25%	1.25%
Ratio of Total Expenses to Average Net Assets	2.14%	1.91%	5.35%
Ratio of Net Investment Loss to Average Net Assets ††	(0.34)%	(0.33)%	(0.20)%
Portfolio Turnover Rate †††	187.08%	313.38%	91.38%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of directed brokerage arrangements, waivers and reimbursements.

†††	Excludes effect of in-kind transfers and mergers.

(1) Commenced operations February 28, 2001. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Strategic Value and High Income Fund – Class I Shares(1)

For the periods ended September 30:	2003(2)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net investment income	0.25
Realized and unrealized gains on investments	2.58
Total From Investment Operations	2.83
Less Dividends and Distributions
Dividends from net investment income	(0.25)
Distributions from capital gains	—
Total Dividends and Distributions	(0.25)
Net Asset Value, End of Period	$12.58
Total Return †	28.57%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$443
Ratio of Net Expenses to Average Net Assets ††	0.25%
Ratio of Total Expenses to Average Net Assets ††	21.93%
Ratio of Net Investment Income to Average Net Assets	3.27%
Portfolio Turnover Rate	396.69%

†	Returns are for the period indicated and have not been annualized.

††	Inclusive of waivers and reimbursements.

(1) Constellation Turner Strategic Value and High Income Fund and its shareholders indirectly bear a pro rata share of the expenses of the underlying Constellation Funds. The expense ratios do not include such expenses. Recognition of net investment income is affected by the timing of the declaration of dividends by the Constellation Funds in which the Constellation Strategic Value and High Income Fund invest.

(2) Commenced operations on October 31, 2002. All ratios for the period have been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

Constellation Funds

Investment Adviser
Constellation Investment Management Company LP
1205 Westlakes Drive, Suite 280
Berwyn, PA 19312

Investment Sub-Advisers
Chartwell Investment Partners
1235 Westlakes Drive, Suite 400,
Berwyn, PA 19312.

Clover Capital Management, Inc.
110 Office Park Way
Pittsford, NY 14534

Hilliard Lyons Asset Management
Hilliard Lyons Center
501 South Fourth Street
Louisville, KY 40202

Turner Investment Partners, Inc.
1205 Westlakes Drive
Berwyn, PA 19312

Distributor
Constellation Investment Distribution Company, Inc.
1205 Westlakes Drive, Suite 280
Berwyn, PA 19312

Legal Counsel
Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated May 1, 2004, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain each Fund’s holdings and contain information from the Funds’ managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-866-242-5742

By Mail: Write to Constellation Funds at:

P.O. Box 219520

Kansas City, Missouri 64105-9520

By Internet: http://www.constellationfundsgroup.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds’ Investment Company Act registration number is 811-8104.

CONSTELLATION FUNDS

CONSTELLATION CLOVER LARGE CAP VALUE FUND
CONSTELLATION CLOVER CORE VALUE FUND
CONSTELLATION CLOVER SMALL CAP VALUE FUND
CONSTELLATION CLOVER CORE FIXED INCOME FUND
CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND
CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND
CONSTELLATION CHARTWELL HIGH YIELD FUND
CONSTELLATION HLAM LARGE CAP VALUE FUND
CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND
CONSTELLATION TIP FINANCIAL SERVICES FUND
CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND
CONSTELLATION TIP TAX MANAGED U.S. EQUITY FUND
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

May 1, 2004

Investment Adviser:
CONSTELLATION INVESTMENT MANAGEMENT COMPANY, LP

Investment Sub-Advisers:
CLOVER CAPITAL MANAGEMENT, INC.
CHARTWELL INVESTMENT PARTNERS LP
HILLIARD LYONS ASSET MANAGEMENT
TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the Constellation Clover Large Cap Value Fund (“Clover Large Cap Value Fund”), Constellation Clover Core Value Fund (“Clover Core Value Fund”), Constellation Clover Small Cap Value Fund (“Clover Small Cap Value Fund”), Constellation Clover Core Fixed Income Fund (“Clover Core Fixed Income Fund”), Constellation Chartwell Ultra Short Duration Fixed Income Fund (“Chartwell Ultra Short Duration Fund”), Constellation Chartwell Short Duration Fixed Income Fund (“Chartwell Short Duration Fund,” and together with the Chartwell Ultra Short Duration Fund, the “Chartwell Short Duration Funds”), Constellation Chartwell High Yield Fund (“Chartwell High Yield Fund”), Constellation HLAM Large Cap Value Fund (“HLAM Large Cap Value Fund”), Constellation TIP Small Cap Value Opportunities Fund (“TIP Small Cap Value Opportunities Fund”), Constellation TIP Financial Services Fund (“TIP Financial Services Fund”), Constellation TIP Healthcare & Biotechnology Fund (“TIP Healthcare & Biotechnology Fund”), Constellation TIP Tax Managed U.S. Equity Fund (“TIP Tax Managed U.S. Equity Fund”), and Constellation Strategic Value and High Income Fund (“Strategic Value and High Income Fund”) (each a “Fund” and, together, the “Funds”). It is intended to provide additional information regarding the activities and operations of the Constellation Funds (the “Trust”) and should be read in conjunction with the Constellation Funds’ Prospectus dated May 1, 2004. The Prospectus may be obtained without charge by calling 1-866-242-5743.

THE TRUST	S-
INVESTMENT OBJECTIVES	S-
INVESTMENT POLICIES, PERMITTED INVESTMENTS AND RISK FACTORS	S-
INVESTMENT LIMITATIONS	S-
THE ADVISER	S-
THE ADMINISTRATOR	S-
DISTRIBUTION AND SHAREHOLDER SERVICES	S-
TRUSTEES AND OFFICERS OF THE TRUST	S-
COMPUTATION OF YIELD AND TOTAL RETURN	S-
PURCHASE AND REDEMPTION OF SHARES	S-
DETERMINATION OF NET ASSET VALUE	S-
TAXES	S-
PORTFOLIO TRANSACTIONS	S-
VOTING	S-
DESCRIPTION OF SHARES	S-
SHAREHOLDER LIABILITY	S-
LIMITATION OF TRUSTEES’ LIABILITY	S-
CODE OF ETHICS	S-
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	S-
CUSTODIAN	S-
INDEPENDENT AUDITORS	S-
LEGAL COUNSEL	S-
FINANCIAL STATEMENTS	S-
APPENDIX	A-1
CERTIFICATE OF AMENDMENT TO AGREEMENT
FEE WAIVER AGREEMENT
CONSENT OF INDEPENDENT AUDITORS
DISTRIBUTION PLAN WITH RESPECT TO CLASS II SHARES

THE TRUST

This Statement of Additional Information relates only to the Clover Large Cap Value Fund, Clover Core Value Fund, Clover Small Cap Value Fund, Clover Core Fixed Income Fund, Chartwell Ultra Short Duration Fund, Chartwell Short Duration Fund, Chartwell High Yield Fund, HLAM Large Cap Value Fund, TIP Small Cap Value Opportunities Fund, TIP Financial Services Fund, TIP Healthcare & Biotechnology Fund, TIP Tax Managed U.S. Equity Fund, and Strategic Value and High Income Fund, (each a “Fund” and, together the “Funds”). Each is a separate series of Constellation Funds (formerly, Alpha Select Funds) (the “Trust”), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust October 25, 1993, and amended on December 10, 1998 (the “Declaration of Trust”), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the “shares”) and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the Chartwell Ultra Short Duration Fund and Chartwell Short Duration Fund through two separate classes, Class I and Class II, which provide for variations in distribution costs and shareholder servicing costs. The TIP Small Cap Value Opportunities Fund, TIP Healthcare & Biotechnology Fund, and TIP Tax Managed U.S. Equity Fund only offer Class II Shares. Except for differences between the Class I Shares and Class II Shares pertaining to distribution and shareholder servicing costs, each share of each series represents an equal proportionate interest in that series. Please see “Description of Shares” for more information.

Effective as of the close of business on May 7, 2004, the above-referenced Funds (except for the HLAM Large Cap Value Fund) acquired all of the assets and liabilities of the Turner Funds’ Turner Large Cap Value Fund, Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner High Yield Fund, Turner Small Cap Value Opportunities Fund, Turner Financial Services Fund, Turner Biotechnology & Healthcare Fund, Turner Tax Managed U.S. Equity Fund, and Turner Strategic Value and High Income Fund (each a “predecessor Turner Fund”), respectively. Performance information presented prior to that date refers to that Fund’s performance as a predecessor Turner Fund. Capitalized terms not defined herein are defined in the prospectus offering shares of the Funds.

INVESTMENT OBJECTIVES

Clover Large Cap Value Fund - The Fund seeks long-term total return.

Clover Core Value Fund - The Fund seeks long-term total return.

Clover Small Cap Value Fund - The Fund seeks long-term total return.

Clover Core Fixed Income Fund - The Fund seeks a high level of income consistent with reasonable risk to capital.

Chartwell Ultra Short Duration Fund - The Fund seeks to provide maximum total return consistent with the preservation of capital.

Chartwell Short Duration Fund - The Fund seeks to provide maximum total return consistent with the preservation of capital.

Chartwell High Yield Fund — The Fund seeks to maximize income through high current income and capital appreciation.

HLAM Large Cap Value Fund — The Fund seeks long-term total return.

TIP Small Cap Value Opportunities Fund - The Fund seeks long term capital growth.

TIP Financial Services Fund - The Fund seeks to generate long-term capital appreciation.

TIP Healthcare & Biotechnology Fund - The Fund seeks long-term capital appreciation.

TIP Tax Managed U.S. Equity Fund - The Fund seeks to achieve long-term capital appreciation while attempting to minimize the impact of taxes on the return earned by shareholders.

Strategic Value and High Income Fund - The Fund seeks total return through a combination of long-term capital growth and high current income and capital appreciation.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES, PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal strategy and principal risks are described in the Prospectus. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.

Investment Policies

Clover Large Cap Value Fund — As discussed in the Constellation Fund’s prospectus, the Clover Large Cap Value Fund invests primarily in the common stocks of companies with large capitalizations that the sub-adviser, Clover believes have low valuations based on measures such as price-to-book value and price-to-cash flow.

The Clover Large Cap Value Fund invests in a diversified portfolio chosen from the 500 largest capitalization equities (generally over $10 billion) where the stock price is low relative to book value and cash flow as compared to the average large capitalization stock. Clover evaluates these large capitalization domestic companies and searches for stocks valued in the lowest third based on price to book value and price to cash flow. From these candidates, the companies with adequate financial strength and higher dividend yields are chosen for investment. Clover may also choose a stock whose primary attractive feature is a current dividend yield which is high relative to the stock’s historic yield range.

Up to 25% of the Clover Large Cap Value Fund’s assets may be invested in attractively-valued companies whose market capitalizations fall below the top 500 (i.e., below $5 billion). In addition, up to 10% of the Fund’s assets may be invested in ADRs whose market capitalizations fall among the top 100 available ADRs.

During periods when, or under circumstances where, Clover believes that the return on non-convertible fixed income securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor’s Corporation (“S&P”) and/or Baa by Moody’s Investor Services Inc. (“Moody’s”) or in unrated securities of comparable quality as determined by Clover. Such high-yield, high-risk securities are also known as “junk bonds.” The Fund’s exposure to junk bonds, including convertible securities rated below investment grade, will not exceed 25% of its total assets.

Under normal circumstances, up to 25% of the Clover Large Cap Value Fund’s assets may be invested in the Money Market Instruments described below in order to maintain liquidity, or if Clover determines that securities meeting the Fund’s investment objective and policies are not otherwise reasonably available for purchase. For temporary defensive purposes during periods when Clover determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments and in cash.

Clover Core Value Fund — As discussed in the Constellation Funds’ prospectus, the Core Value Fund will invest primarily in common stocks of U.S. companies with medium and small market capitalizations that the sub-adviser, Clover, believes to be undervalued relative to the market or their historic valuation. Clover uses several valuation criteria to determine if a security is undervalued, including price-to-earnings ratios, price-to-cash flow ratios, price-to-sales ratios, and price-to-book value ratios. In addition, Clover examines “hidden values” that are not obvious in a company’s financial reports, focusing on finding the current asset values or current transfer values of assets held by the company.

Under normal market conditions, the Clover Core Value Fund invests its assets in a diversified portfolio of equity securities, including common stocks, both debt securities and preferred stocks convertible into common stocks, and ADRs. In addition to these equity securities, the Fund may also invest up to 5% of its net assets in each of warrants and rights to purchase common stocks, and up to 10% of its net assets in equity interests issued by real estate investment trusts (“REITs”). Assets of the Fund not invested in the equity securities described above may be invested in other securities and money market instruments as described in this SAI.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States or Canada.

During periods when, or under circumstances where Clover believes that the return on such securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody’s, or unrated securities of comparable quality as determined by Clover.

Under normal circumstances, up to 30% of the Clover Core Value Fund’s assets may be invested in money market instruments in order to maintain liquidity, or if Clover determines that securities meeting the Fund’s investment objective and policies are not otherwise reasonably available for purchase.

Clover Small Cap Value Fund — As discussed in the Constellation Funds’ prospectus, the Clover Small Cap Value Fund will invest primarily in common stocks of U.S. issuers that have small market capitalizations that the sub-adviser, Clover, believes are undervalued relative to the market or to their historical valuation. The Fund’s investments may include common stocks, warrants and rights to subscribe to common stocks, REITs, and both debt securities and preferred stocks convertible into common stocks. The Clover Small Cap Value Fund may also invest in such convertible debt securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P, Baa by Moody’s, or unrated securities of comparable quality as determined by Clover.

Clover employs database screening techniques to search the universe of domestic public companies for stocks trading in the bottom 20% of valuation parameters such as stock price-to-book value, price-to-cash flow, price-to-earnings and price-to-sales. From these stocks, Clover selects a diversified group of securities for investment by utilizing additional screening and selection strategies to identify the companies that Clover believes are more financially stable. In addition, the Fund may include holdings in issuers that may not have been identified during the initial screening process but that Clover has identified using its value-oriented fundamental research techniques. In addition, the Fund may invest up to 10% of its net assets in ADRs.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States or Canada.

Any remaining assets may be invested in (i) the equity securities described above of U.S. issuers that have market capitalizations below or exceeding those included in the Russell 2000 Value Index at the time of purchase, and (ii) money market instruments.

Clover Core Fixed Income Fund — As discussed in the Constellation Funds’ prospectus, the Clover Core Fixed Income Fund invests primarily in U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset backed securities. These investments include (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”); (ii) corporate bonds and debentures rated in one of the four highest rating categories; and (iii) mortgage-backed securities that are collateralized mortgage obligations (“CMOs”) or real estate mortgage investment conduits (“REMICs”) rated in one of the two highest rating categories. The Fund will invest in such corporate bonds and debentures, CMOs or REMICs only if, at the time of purchase, the security either has the requisite rating from S&P or Moody’s or is unrated but of comparable quality as determined by the sub-adviser,

Clover. Governmental private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

The Fund may invest its remaining assets in the following securities: (i) money market instruments, (ii) asset-backed securities rated A or higher by S&P or Moody’s; (iii) debt securities rated below investment grade, but not lower than B- by S&P or B3 by Moody’s, or if unrated, determined by Clover to be of comparable quality at the time of purchase (up to 15% of the Fund’s net assets, including downgraded securities); (iv) debt securities convertible into common stocks (up to 10% of the Fund’s net assets); (v) U.S. dollar denominated fixed income securities issued by foreign corporations or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and (vi) U.S. dollar denominated obligations of supranational entities traded in the United States. For additional information on corporate bond ratings, see the Appendix.

The relative proportions of the Fund’s net assets invested in the different types of permissible investments will vary from time to time depending upon Clover’s assessment of the relative market value of the sectors in which the Fund invests. In addition, the Fund may purchase securities that are trading at a discount from par when Clover believes there is a potential for capital appreciation. Clover does not seek to achieve the Fund’s investment objective by forecasting changes in the interest rate environment.

In the event any security owned by the Fund is downgraded below the rating categories set forth above, Clover will review the situation and determine whether to retain or dispose of the security.

The Fund may enter into forward commitments or purchase securities on a when-issued basis, and may invest in variable or floating rate obligations.

Chartwell Ultra Short Duration Fixed Income Fund — As discussed in the Constellation Funds’ prospectus, the Chartwell Ultra Short Duration Fund invests primarily in obligations either issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association (“GNMA”), are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of the Chartwell Ultra Short Duration Fund’s assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by S&P (AAA, AA or A), Moody’s (Aaa, Aa or A), or Fitch, Inc. (“Fitch”) (AAA, AA or A), or, if unrated by S&P, Moody’s and/or Fitch, judged by the sub-adviser, Chartwell, to be of comparable quality. A further description of S&P’s, Moody’s and Fitch’s ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Chartwell Ultra Short Duration Fund’s net assets invested in the different types of permissible investments will vary from time to time depending upon Chartwell’s assessment of the relative market value of the sectors in which the Chartwell Ultra Short Duration Fund invests. In addition, the Ultra Short Duration Fund may purchase securities that are trading at a discount from par when Chartwell believes there is a potential for capital appreciation.

The Chartwell Ultra Short Duration Funds may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.

Constellation Chartwell Short Duration Fixed Income Fund — As discussed in the Constellation Funds’ prospectus, the Chartwell Short Duration Fund invests primarily in obligations either issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association (“GNMA”), are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of the Chartwell Short Duration Fund’s assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by S&P (AAA, AA or A), Moody’s (Aaa, Aa or A), or Fitch, Inc. (“Fitch”) (AAA, AA or A), or, if unrated by S&P, Moody’s and/or Fitch, judged by the sub-adviser, Chartwell, to be of comparable quality. A further description of S&P’s, Moody’s and Fitch’s ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Chartwell Short Duration Fund’s net assets invested in the different types of permissible investments will vary from time to time depending upon Chartwell’s assessment of the relative market value of the sectors in which the Chartwell Short Duration Fund invests. In addition, the Short Duration Fund may purchase securities that are trading at a discount from par when Chartwell believes there is a potential for capital appreciation.

The Short Duration Fund may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.

Chartwell High Yield Fund — As discussed in the Constellation Funds’ prospectus, the Chartwell High Yield Fund invests primarily in fixed income securities rated below investment grade (“high yield” securities, often referred to as “junk bonds”). Securities and other financial instruments of issuers that may or may not be paying interest on a current basis and that are currently experiencing financial difficulties including, potentially, companies which are undergoing or are likely to undergo financial restructuring or liquidation, both under and outside of Federal Bankruptcy Code proceedings, are also included in the high yield universe and may be acquired by the Fund. The Fund invests primarily in publicly traded securities, and to a lesser extent, privately placed restricted securities and other financial instruments for which there is a more limited trading market.

The Fund’s sub-adviser, Chartwell, believes that the market for high yield securities is relatively inefficient compared to other securities due to the limited availability of information on such securities, the lack of extensive institutional research coverage of and market making activity with respect to many issuers of such securities, the complexity and difficulty of evaluation of such securities, and the limited liquidity, at times, of such securities. Chartwell intends to exploit these inefficiencies using its knowledge and experience in the high yield market. The Fund’s adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The Fund will invest primarily in securities rated BB or lower by S&P and/or Ba or lower by Moody’s, and may invest in non-rated securities and securities rated in the lowest rating category established by S&P and Moody’s. Securities in the lowest ratings categories may be in default. See Appendix A for a discussion of these ratings. Any remaining assets may be invested in equity securities and investment grade fixed income securities. In addition, the Fund may engage in short sales against the box.

HLAM Large Cap Value Fund — As discussed in the Constellation Funds’ prospectus, the HLAM Large Cap Value Fund invests primarily in the equity securities of companies with large capitalizations that the sub-adviser, HLAM believes have low valuations based on measures such as price-to-book value and price-to-cash flow. The HLAM Large Cap Value Fund invests in a diversified portfolio chosen from the 500 largest capitalization equities (generally over $10 billion) where the stock price is low relative to book value and cash flow as compared to the average large capitalization stock. HLAM evaluates these large capitalization domestic companies and searches for stocks valued in the lowest third based on price to book value and price to cash flow. From these candidates, the companies with adequate financial strength and higher dividend yields are chosen for investment. HLAM may also choose a stock whose primary attractive feature is a current dividend yield which is high relative to the stock’s historic yield range.

Up to 25% of the HLAM Large Cap Value Fund’s assets may be invested in attractively-valued companies whose market capitalizations fall below the top 500 (i.e., below $5 billion). In addition, up to 10% of the Fund’s assets may be invested in ADRs whose market capitalizations fall among the top 100 available ADRs.

During periods when, or under circumstances where, HLAM believes that the return on non-convertible fixed income securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor’s Corporation (“S&P”) and/or Baa by Moody’s Investor Services Inc. (“Moody’s”) or in unrated securities of comparable quality as determined by HLAM. Such high-yield, high-risk securities are also known as “junk bonds.” The Fund’s exposure to junk bonds, including convertible securities rated below investment grade, will not exceed 25% of its total assets.

Under normal circumstances, up to 25% of the HLAM Large Cap Value Fund’s assets may be invested in the Money Market Instruments described below in order to maintain liquidity, or if HLAM determines that securities meeting the Fund’s investment objective and policies are not otherwise reasonably available for purchase. For temporary defensive purposes during periods when HLAM determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments and in cash.

TIP Small Cap Value Opportunities Fund — As discussed in the Constellation Funds’ Prospectus, the TIP Small Cap Value Opportunities Fund invests primarily in common stocks of small capitalization companies that the sub-adviser, Turner, believes have the potential for growth and that appear to be trading below their perceived value. The Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies.

TIP Financial Services Fund - As discussed in the Constellation Funds’ prospectus, the TIP Financial Services Fund will invest primarily in common stocks of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that the sub-adviser, Turner, believes have above average growth potential or that are undervalued. The Fund may invest in smaller capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

TIP Healthcare & Biotechnology Fund - As discussed in the Constellation Funds’ prospectus, the TIP Healthcare & Biotechnology Fund invests primarily in common stocks issued by healthcare and biotechnology companies that are traded in the United States.

While the Fund typically invests in the common stocks of large to medium sized companies, it may invest in companies of any size or any industry in order to achieve its goal. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. government securities, and enter into repurchase agreements.

TIP Tax Managed U.S. Equity Fund - As discussed in the Constellation Funds’ prospectus, the TIP Tax Managed U.S. Equity Fund invests primarily in common stocks of U.S. companies considered by its sub-adviser, Turner to have strong growth potential.

Strategic Value and High Income Fund — As discussed in the Constellation Funds’ prospectus, the Constellation Strategic Value and High Income Fund seeks to achieve its investment objective by investing in the shares of other mutual funds (“underlying funds”): the TIP Small Cap Value Opportunities Fund and the Chartwell High Yield Fund. Generally, the Fund will invest at least 40% and up to 60% of its assets in a combination of the TIP Small Cap Value Opportunities Fund, on the one hand, and in the Chartwell High Yield Fund, on the other. The

Fund may also invest a portion of its assets otherwise allocated to the Chartwell High Yield Fund in the TIP Ultra Short Duration Fixed Income Fund. The Fund’s investment adviser may change the allocation among the underlying funds at any time.

Permitted Investments and Risk Factors

Each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

American Depositary Receipts (“ADRs”)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Clover Core Fixed Income Fund and the Chartwell Short Duration Funds will not invest in ADRs.

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Borrowing

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Chartwell Short Duration Funds will not invest in convertible securities.

Derivatives

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), interest-only (“IOs”) and principal-only (“POs”), when issued securities and forward commitments, floating and variable rate securities, convertible securities, “stripped” U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities (“STRIPs”), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See later in the “Description of Permitted Investments” for discussions of these various instruments.

Equity Securities

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Clover Core Fixed Income Fund and the Chartwell Short Duration Funds will not invest in equity securities.

Fixed Income Securities

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing fund’s net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody’s, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, CIMCO or the Fund’s Sub-Adviser will review the situation and take appropriate action.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund’s books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, ''special situations’’) could enhance the Funds’ capital appreciation potential. To the extent these investments are deemed illiquid, the Funds’ investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds’ advisers based on criteria approved by the Board of Trustees.

Initial Public Offerings (“IPOs”)

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, CIMCO will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds CIMCO advises. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Investment Company Shares

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also “Investment Limitations.”

Leveraging

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the “SEC”) staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Funds’ Custodian imposes a practical limit on the leverage these transactions create. CIMCO will not use leverage if, as a result, the effective duration of the portfolio of the Chartwell Short Duration Fixed Income Fund would not be comparable or less than that of a three-year U.S. Treasury note.

Loan Participations

The High Yield Fund may invest in loan participations. Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank, which has negotiated and structured the loan to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

Lower Rated Securities

The Funds, except for the Core Fixed Income Fund and the Short Duration Funds, may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, CIMCO could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund’s ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund’s rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Money Market Instruments

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed Securities

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation (“FHLMC”). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities’ right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans.

In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

Stripped Mortgage-Backed Securities (“SMBs”): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Non-Diversification

The TIP Financial Services, TIP Healthcare & Biotechnology and TIP Tax-Managed U.S. Equity Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although CIMCO or the sub-advisers generally do not intend to invest more than 5% of a Fund’s assets in any single issuer (with the exception of securities that are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that each Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer) as to 50% of its assets.

Obligations of Supranational Entities

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Portfolio Turnover

An annual portfolio turnover rate in excess of 100% may result from the investment strategies employed by the Funds. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Please refer to the table under the section “Portfolio Transactions” for each Fund’s portfolio turnover rate.

Receipts

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (CIMCO monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Funds’ Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.

Reverse Dollar Roll Transactions

Each Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund’s portfolio securities.

Reverse Repurchase Agreement and Dollar Roll Transactions

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund’s Custodian segregates from other Fund assets.

Rights

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

Rule 144A Securities

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund’s liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust’s Board of Trustees.

Securities Lending

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

Securities of Foreign Issuers

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

Short Sales

A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

The Clover Core Fixed Income Fund and the Chartwell Short Duration Funds will not utilize short sales as an investment technique.

Sovereign Debt

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

U.S. Government Agency Obligations; Instrumentalities

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. Government Securities

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”). They also include Treasury inflation-protection securities (“TIPS”).

Variable and Floating Rate Instruments

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

When-Issued and Delayed Delivery Securities

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Zero Coupon Securities

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

GENERAL INVESTMENT POLICIES

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Chartwell Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Chartwell Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

No Fund may:

1. With respect to 75% of the Fund’s assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the TIP Financial Services, TIP Healthcare & Biotechnology and TIP Tax Managed U.S. Equity Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the TIP Financial Services Fund (which invests 25% or more of its total assets in securities of issuers conducting their principal business activities in the financial services industry) or the TIP Healthcare & Biotechonology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, these Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 6 above, the Funds may borrow money from banks as permitted under the 1940 Act.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the fund’s fundamental limitation on borrowing.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the TIP Short Duration Funds) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

6. Enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds’ statement of additional information.

THE ADVISER

The Trust and Constellation Investment Management Company, LP (formerly Concentrated Capital Management, LP, “CIMCO” or the “Adviser”), have entered into an advisory agreement (the “Advisory Agreement”) dated [March 1, 2004]. CIMCO is a professional investment management firm founded on May 19, 2000. Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the Funds’ investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the “Trustees”). The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each Fund’s Sub-Adviser(s). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust.

Manager of Managers Option

The Trust may, on behalf of a Fund, seeks to achieve its investment objective by using a “manager of managers” structure. Under a manager of managers structure, CIMCO acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund’s assets among sub-advisers, and to recommend that the Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional Sub-Advisers for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager-of-managers approach is chosen.

For the fiscal years ended September 30, 2001, 2002 and 2003, each predecessor Turner Fund paid (waived) the following advisory fees and reimbursed the following expenses:

	Advisory Fees Paid
	(Expenses Reimbursed)					Advisory Fees Waived
	2001		2002		2003	2001		2002		2003
Large Cap Value Fund	($96,053	) (1)	$8,032		$8,359	$134,226	(1)	$30,717		$24,360
Core Value Fund	$305,381	(1)	$345,170		$329,028	$28,752	(1)	$13,528		$0
Small Cap Value Fund	$731,212	(1)	$4,045,838		$3,290,435	$0		$0		$0
Small Cap Value Opportunities Fund	*		($17,194)		($22,020)	*		$4,560		$38,637
Financial Services Fund	($112,067)		$34,332		$125,058	$115,931		$98,891		$42,886
Healthcare & Biotechnology Fund	($46,163)		$52,430		$66,269	$50,345		$26,047		$17,829
Tax-Managed U.S. Equity Fund	($44,613)		$28,067		($6,858)	$54,610		($19,531)		$46,245
Strategic Value and High Income Fund	*		*		($24,333)	*		*		$23,901
Core Fixed Income Fund	$62,155	(1)	$121,337		$155,373	$86,291	(1)	$45,294		$37,511
High Yield Fund	($28,107	) (2)	($28,879	) (1)	$14,286	$127,621	(2)	$67,217	(2)	$37,391
Ultra Short Duration Fund	($101,548)		$17,966		$237,679	$210,611		$554,009		$1,555,099
Short Duration Fund	($53,473)		$7,966		$99,877	$195,790		$338,313		$623,250

*	Not in operation during the period.

(1)	Of these amounts, Clover was paid (reimbursed) and waived the following amounts from September 30, 2000 to April 30, 2001:

	Paid/Reimbursed	Waived
Small Cap Value Fund	$200,440	$0
Core Value Fund	$172,365	$16,302
Large Cap Value Fund	($57,319)	$78,965
Core Fixed Income Fund	$41,214	$43,973

(2)	Of this amount, the Fund’s investment adviser previous to Turner, Penn Capital Management Company reimbursed $37,386 and waived $38,574 for the period between September 30, 2000 and January 15, 2001.

As described in the prospectus, the Funds are subject to base investment advisory fees that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:

Highest /
Lowest
			Base	Annual	Possible
			Advisory	Adjustment	Advisory
Fund	Benchmark	Required Excess Performance	Fee	Rate	Fee
TIP Small Cap Value	Russell 2000 Value
Opportunities Fund	Index	+/- 3.00%	0.95%	+/- 0.15%	1.10% / 0.80%
TIP Financial	S&P 500 Financials
Services Fund	Index	+/- 3.00%	1.00%	+/- 0.25%	1.25% / 0.75%
TIP Healthcare &	S&P 500 Healthcare
Biotechnology Fund	Index	+/- 3.00%	1.00%	+/- 0.25%	1.25% / 0.75%
TIP Tax Managed U.S. Equity Fund	S&P 500 Index	+/- 3.00%	0.75%	+/- 0.15%	0.90% / 0.60%
		+/- 2.01 to 3.00% = +/- 0.025%		+/- 0.025%
		+/- 3.01 to 4.00% = +/- 0.050%		+/- 0.050%
Clover Large Cap	Russell 1000 Value	+/- 4.01 to 5.00% = +/- 0.075%		+/- 0.075%
Value Fund	Index	+/- 5.01 and above = +/- 0.10%	0.74%	+/- 0.10%	0.84% / 0.64%
		+/- 2.01 to 3.00% = +/- 0.03125%		+/- 0.03125%
		+/- 3.01 to 4.00% = +/- 0.0620%		+/- 0.0620%
Clover Core Value		+/- 4.01 to 5.00% = +/- 0.09375%		+/- 0.09375%
Fund	Russell 3000 Index	+/- 5.01 and above = +/- 0.125%	0.74%	+/- 0.125%	0.865% / 0.615%
		+/- 2.01 to 3.00% = +/- 0.0375%		+/- 0.0375%
		+/- 3.01 to 4.00% = +/- 0.0750%		+/- 0.0750%
Clover Small Cap	Russell 2000 Value	+/- 4.01 to 5.00% = +/- 0.1125%		+/- 0.1125%
Value Fund	Index	+/- 5.01 and above = +/- 0.15%	0.85%	+/- 0.15%	1.00% / 0.70%
		+/- 2.01 to 3.00% = +/- 0.02%		+/- 0.02%
	Lehman Brothers	+/- 3.01 to 4.00% = +/- 0.04%		+/- 0.04%
Clover Core Fixed	Aggregate Bond	+/- 4.01 to 5.00% = +/- 0.06%		+/- 0.06%
Income Fund	Index	+/- 5.01 and above = +/- 0.08%	0.45%	+/- 0.08%	0.53% / 0.37%
Chartwell Ultra	Merrill Lynch 3
Short Duration	Month U.S. Treasury
Fixed Income Fund	Bill Index	+/- 0.75%	0.25%	0.31%	0.19%
Lehman Brothers 1-3
Chartwell Short	Year U.S.
Duration Fixed	Government Bond
Income Fund	Index	+/- 0.75%	0.25%	0.31%	0.31% / 0.19%
Merrill Lynch High
Chartwell High	Yield, Cash Pay
Yield Fund	Index	+/- 3.00%	0.55%	0.65%	0.65% / 0.45%
		+/- 2.01 to 3.00% = +/- 0.025%		+/- 0.025%
		+/- 3.01 to 4.00% = +/- 0.050%		+/- 0.050%
HLAM Large Cap	Russell 1000 Value	+/- 4.01 to 5.00% = +/- 0.075%		+/- 0.075%
Value Fund	Index	+/- 5.01 and above = +/- 0.10%	0.70%	+/- 0.10%	0.80% / 0.60%

Highest /
Lowest
			Base	Annual	Possible
			Advisory	Adjustment	Advisory
Fund	Benchmark	Required Excess Performance	Fee	Rate	Fee
50% / 50% Blend of
Russell 2000 Value
Index and Merrill
Strategic Value and	Lynch High Yield,
High Income Fund	Cash Pay Index	+/- 3.00%	0.10%	0.15%	0.15% / 0.05%

Each Fund’s base fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month. Each Fund’s performance adjustment is calculated and paid monthly by comparing the Fund’s performance to the performance of the Fund’s benchmark over a “performance period.” The performance period consists of a rolling 12-month that includes the current month plus the previous 11 months. The Fund’s annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund’s base fee.

For example, assume that the TIP Small Cap Value Opportunities Fund’s average net assets as of a March 31 month-end was $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The TIP Small Cap Value Opportunities Fund’s base fee for March is $44,377 ($55,000,000 x 0.95%, x 31/365). If the TIP Small Cap Value Opportunities Fund outperformed (or underperformed) the Russell 2000 Value Index by 3.00% or less over this performance period, then there is no adjustment to the Fund’s base fee. If the TIP Small Cap Value Opportunities Fund outperformed (or underperformed) the Russell 2000 Value Index by more than 3.00% over this performance period, then CIMCO’s advisory fees would increase (or decrease) by $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to each Fund’s base advisory fee is based upon the Fund’s performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The Sub-Advisers

Clover Capital Management, Inc. (“Clover”), 11 Tobey Village Office Park, Pittsford, New York 14534, serves as investment sub-adviser to the Clover Large Cap Value, Clover Core Value, Clover Small Cap Value and Clover Core Fixed Income Funds. Clover is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover and who control all of Clover’s outstanding voting stock. As of December 31, 2003, Clover had discretionary management authority with respect to approximately $2 billion of assets. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

Chartwell Investment Partners (“Chartwell), 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as investment sub-adviser to the Chartwell Ultra Short Duration Fixed Income, Chartwell Short Duration Fixed Income and Chartwell High Yield Funds. Chartwell is a professional investment management firm founded in 1997 by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. As of December 31, 2003, Chartwell had discretionary management authority with respect to approximately 1.7 billion of assets.

Hilliard Lyons Asset Management (“HLAM”), 501 South Fourth Street, Louisville, KY 40202, is a division of J.J.B. Hilliard, W.L. Lyons, Inc. (“Hilliard Lyons”). Hilliard Lyons is a wholly-owned subsidiary of The PNC Financial Services Group, Inc.(“PNC”). PNC, a multi-bank holding company organized under the laws of Pennsylvania and headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC’s address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854. It is a registered investment adviser and a registered broker-dealer and member firm of the New York Stock Exchange, Inc. As of December 31, 2003, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately $3.15 billion.

Turner Investment Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser for the TIP Small Cap Value Opportunities, TIP Financial Services, TIP Healthcare & Biotechnology, and TIP Tax Managed U.S. Equity Funds. As of December 31, 2003, Turner had over $12 billion in client assets under management. Turner is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

The Sub-Advisers manage a portion of each of their Funds’ assets, which allocation is determined by the Trustees upon the recommendation of CIMCO. The Sub-Advisers make the investment decisions for the assets of the Funds allocated to it, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

For their respective services, the Sub-Advisers receive a fee from CIMCO, which is calculated daily and paid monthly. Each Sub-Advisory Agreement provides that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

Board Considerations in Approving the Advisory and Sub-Advisory Agreements

On January 29, 2004, the Board of Trustees held a meeting to decide, among other things, whether to hire CIMCO to serve as the investment adviser to the Funds, and whether to approve the respective sub-advisory agreements between CIMCO and Turner, Clover and Chartwell(the “Sub-Advisers”). In preparation for the meeting, the Board requested and reviewed a wide variety of information from CIMCO and the Sub-Advisers. The Trustees used this information, as well as information that other Fund service providers submitted to the Board, to help them decide whether to approve the Advisory and each Sub-Advisory Agreement.

Before this meeting, the Board requested and received written materials from CIMCO and the Sub-Advisers about their (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees the Funds are charged compared with the fees charged to comparable mutual funds or accounts (if any); (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of CIMCO’s and the Sub-Advisers’ profitability from their Fund-related operations; (h) CIMCO’s and the Sub-Advisers’ compliance systems; (i) CIMCO’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (j) CIMCO’s and the Sub-Advisers’ reputation, expertise and resources in domestic financial markets; and (k) the Funds’ performance compared with similar mutual funds.

At the meeting, representatives from CIMCO and the Sub-Advisers presented additional oral and written information to the Trustees to help the Trustees evaluate CIMCO’s and the Sub-Advisers’ advisory and sub-advisory fees and other aspects of their respective agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CIMCO’s and the Sub-Advisers’ oral presentations and any other information that the Trustees received at the meeting, and deliberated on the approval of the Advisory and Sub-Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board’s deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of the Advisory and Sub-Advisory Agreements are fair and reasonable; (b) concluded that CIMCO’s and the Sub-Advisers’ fees are reasonable in light of the services that they provide to the Funds they advise; and (c) agreed to renew the Agreements for another year.

THE ADMINISTRATOR

The Trust and CIMCO (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days’ prior written notice to the other party.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an “interested person” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

SEI Investments Global Funds Services (“SIGFS”), a Delaware business trust that has its principal business offices at Oaks, Pennsylvania 19456, serves as the Trust’s Sub-Administrator. SIGFS served as the Administrator to the predecessor Turner Funds prior to May 1, 2002. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended September 30, 2001, 2002 and 2003 the predecessor Turner Funds paid the following administrative fees (net of waivers):

	Administrative Fees Paid
	2001(2)	2002		2003
Large Cap Value Fund	$65,000	$7,662		$6,380
Core Value Fund	$65,000	$70,857		$64,152
Small Cap Value Fund	$77,647	$693,450		$558,673
Small Cap Value Opportunities Fund	*	$697		$2,513
Financial Services Fund	$65,000	$21,764		$19,441
Healthcare & Biotechnology Fund	$17,062	$9,748		$16,824
Tax Managed U.S. Equity Fund	$17,062	$9,289		$7,579
Strategic Value and High Income Fund	*	*		$158
Core Fixed Income Fund	$65,000	$54,168		$61,890
High Yield Fund	$65,000	$57,837	(1)	$13,566
Ultra Short Duration Fund	$70,960	$333,414		$804,711
Short Duration Fund	$70,960	$202,107		$417,737

*	Not in operation during the period.

(1)	Prior to May 1, 2002, SIGFS served as Administrator to the Fund. Of the amount shown, $38,279 and $19,558 was paid to SIGFS and Turner, respectively.

(2)	Prior to October 1, 2001, SIGFS served as Administrator to the Trust.

DISTRIBUTION AND SHAREHOLDER SERVICES

Constellation Investment Distribution Company, Inc. (formerly Turner Investment Distributors, Inc., the “Distributor”), and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Funds. The Distributor’s principal place of business is 1205 Westlakes Drive, Berwyn, PA 19312. The Distributor is a registered broker-dealer, and is a wholly-owned by Constellation Partners LLC. The Distributor is affiliated through common ownership with CIMCO.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor.

The TIP Healthcare & Biotechnology Fund, TIP Tax Managed U.S. Equity Fund, TIP Small Cap Value Opportunities Fund, TIP Small Cap Equity Fund, Chartwell Ultra Short Duration Fixed Income Fund, Chartwell Short Duration Fixed Income Fund and Strategic Value and High Income Fund, have adopted a Distribution and Shareholder Service Plan for Shares (the “Class II Plan”) under which firms, including the Distributor, that provide shareholder and distribution services may receive compensation therefore. Under the Class II Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.

In addition, the Funds may enter into such arrangements directly. Under the Class II Plan, a plan under which the provisions providing for distribution services were adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of each Fund’s average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or (ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. In addition, under the Class II Plan, the Distributor is entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund’s average daily net assets attributable to Class II Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Providers; (iv) responding to inquiries from shareholders concerning their investment in Shares; (v)

assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in Shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or its service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. Currently, Funds are authorized to pay shareholder service fees, but not distribution fees, under the Class II Plan.

For the fiscal year ended September 30, 2003, the predecessor Turner Funds paid the following in Distribution and Shareholder Servicing fees:

	2003
	Distribution Fees Paid	Shareholder Servicing Fees Paid
Large Cap Value Fund	—	—
Core Value Fund	—	—
Small Cap Value Fund	—	—
Small Cap Value Opportunities Fund	$4,373	—
Financial Services Fund	—	—
Healthcare & Biotechnology Fund	—	$29,168
Tax Managed U.S. Equity Fund	—	$13,129
Strategic Value and High Income Fund	—	—
Core Fixed Income Fund	—	—
High Yield Fund	—	—
Ultra Short Duration Fund	—	$26,569
Short Duration Fund	—	$15,611

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. Trustees are experienced business persons, who meet throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide essential management services to the Trust, and to review performance. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

Unless otherwise noted, the business address of each Trustee and each Executive Officer is 1205 Westlakes Drive, Berwyn, PA 19312.

Interested Trustee

JOHN H. GRADY, JR. (DOB 06/01/61) – Trustee – President and CEO of CIMCO since 2003. Executive Vice President & Secretary from 2001 to 2003 — General Counsel, Chief Legal Officer of Turner from 2001 to 2003. CID President, Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP (law firm) (October 1995-January 2001).

Non-Interested Trustees

RONALD FILANTE (DOB 11/19/45) — Trustee — Associate Professor of Finance, Pace University, since 1987.

ALFRED C. SALVATO (DOB 01/09/58) — Trustee — Treasurer, Thomas Jefferson University, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) – Trustee since 2004 – Executive Director, JFS Consulting. Consultant since 1999. Senior Vice President of Human Resources of Frontier Corporation (telecommunications company), (1993-1999).

Executive Officers

PETER GOLDEN (DOB 6/27/64) – SEI Investments, Oaks PA, 19456 — Controller and Chief Financial Officer since 2001 — Director of Funds Accounting of SEI Investments (investment management company) since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co. (investment bank), March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing Brown Brothers Harriman (private bank), May 1993 to June 1997.

LYDIA A. GAVALIS (DOB 06/05/64) — SEI Investments, Oaks PA, 19456 — Vice President and Assistant Secretary since 1999 — Vice President and Assistant Secretary of SEI Investments (investment management company) since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange (stock exchange), 1989-1998.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) — SEI Investments, Oaks PA, 19456 — Vice President and Assistant Secretary since 2000 — Vice President and Assistant Secretary of SEI Investments (investment management company) since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (investment management company) (1998 — 2000). Associate at Pepper Hamilton LLP (law firm) (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm) (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) — SEI Investments, Oaks PA, 19456 — Vice President and Assistant Secretary since 2000 — Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments (investment management company) since December 1999. Associate at Dechert Price & Rhoads (law firm) (1997-1999). Associate at Richter, Miller & Finn (law firm) (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) — SEI Investments, Oaks PA, 19456 — Vice President and Assistant Secretary since 2000-Employed by SEI Investments (investment management company) since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (law firm) (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (law firm) (1990-1991).

ANTOINETTE C. ROBBINS (DOB 3/23/63) – Vice President since 2004 – Employed by CIMCO as Vice President and Director of Compliance since 2004. Previously, Vice President and Director of Compliance of Turner Investment Partners, Inc. (investment management company) (2002-2004). Senior Gift Planning Officer, American Civil Liberties Union (2001–2002). Assistant Vice President and Counsel, Equitable Life Assurance Society of the United States (insurance company) (1996-2002).

JOHN J. CANNING (DOB 11/15/70) – Vice President and Assistant Secretary since 2004 – Employed by CIMCO as Vice President and Director of Mutual Fund Administration and Operations since 2004. Previously, Assistant Director of Mutual Fund Administration and Operations, Sub-Advisory Institutional Service Product Manager for Turner Investment Partners, Inc. (investment management company) (2000-2004). Portfolio Implementation Analyst, SEI Investments (investment management company) (1998-2000). Transfer Agent Manager, Pilgrim Baxter and Associates (investment management company) (1998).

RAMI LIVELSBERGER (DOB 11/14/74) – Vice President and Assistant Secretary since 2004 – Employed by CIMCO as [new title] since 2004. Previously, Compliance Officer, Legal Assistant for Turner Investment Partners, Inc. (investment management company) (2001-2004). Legal Assistant, Morgan Lewis & Bockius LLP (law firm) (1999-2001).

Fund Shares Owned By Trustees. The following table shows a dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.

		Aggregate Dollar Range of
Name	Dollar Range of Fund Shares (Fund)	Shares (All Funds)
John H. Grady	$0	$0
Ronald Filante	$0	$0
Alfred C. Salvato	$0	$0
Janet F. Sansone*	$0	$0

* Ms. Sansone was not a Trustee as of the end of the most recently completed calendar year. She was elected Trustee in March 2004.

Ownership in Securities of CIMCO and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

				Value of	Percent of
	Owner and			Securities on	Class on an
	Relationship		Title of	an Aggregate	Aggregate
Trustee	to Trustee	Company	Class	Basis	Basis
Ronald Filante		None
Alfred Salvato		None
Janent Sansone*		None

* Ms. Sansone was not a Trustee as of the end of December 31, 2003. She was elected Trustee in March 2004.

The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of CIMCO. The independent Trustees receive an annual retainer of $5,400 payable quarterly. In addition, independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. Compensation of officers and interested Trustees of the Trust is paid by CIMCO or the Administrator. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2003, there were four regular meetings and two special meetings of the Board of Trustees. The then current Trustees received the following compensation from the Trust:

	Aggregate			Total Compensation
	Compensation	Pension or		From Registrant
	From Registrant	etirement		and Fund Complex
	for the Fiscal	Benefits	Estimated	Paid to Trustees for
	Year Ended	Accrued as Part	Annual Benefits	the Fiscal Year
Name of Person,	September 30,	of Fund	Upon	Ended September
Position	2003	Expenses	Retirement	30, 2003
Stephen J. Kneeley	$0	N/A	N/A	$0 for service on one Board
Ronald Filante [1]	$8,100	N/A	N/A	$ [8,100] for service on one Board
Alfred Salvato[1]	$8,100	N/A	N/A	$ [8,100] for service on two Boards

1 Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust’s procedures for internal auditing, and reviewing the Trust’s system of internal accounting controls.

The Audit Committee is comprised of each of the independent Trustees. The independent Trustees receive a fee of $175 per audit committee attended. During that period, there was one meeting of the Audit committee. All of the members of the Audit Committee were present for that meeting.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield for the predecessor Turner Funds for the 30-day period ended September 30, 2003 were as follows:

Fund	Class	30-Day Yield
Large Cap Value Fund	Class I	0.74%
Core Value Fund	Class I	0.28%
Small Cap Value Fund	Class I	0.00%
Small Cap Value Opportunities Fund	Class II	0.00%
Financial Services Fund	Class I	0.00%
Healthcare & Biotechnology Fund	Class II	0.00%
Tax Managed U.S. Equity Fund	Class II	0.00%
Strategic Value and High Income Fund	Class I	3.19%
Core Fixed Income Fund	Class I	3.22%
High Yield Fund	Class I	6.78%
Ultra Short Duration Fund	Class I	2.54%
Ultra Short Duration Fund	Class II	2.30%
Short Duration Fund	Class I	2.57%
Short Duration Fund	Class II	2.36%

The total return of a Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)n = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

Based on the foregoing, the average annual total return before taxes for the predecessor Turner Funds from inception through September 30, 2003, and for the one, five and ten year periods ended September 30, 2003, were as follows:

		Average Annual Total Return
		(Before Taxes)
	Class	One Year	Five Years		Ten Years	Since Inception
Large Cap Value Fund	Class I	22.72%	4.73%		*	2.81%
Core Value Fund	Class I	21.61%	7.50%		11.13%	10.89%
Small Cap Value Fund	Class I	26.66%	15.41%		*	13.45%
Small Cap Value Opportunities Fund	Class II	37.29%	*		*	16.57%
Financial Services Fund	Class I	35.95%	9.92%		*	12.26%
Healthcare & Biotechnology Fund	Class II	25.23%	*		*	8.46%
Tax Managed U.S. Equity Fund	Class II	27.82%	*		*	(8.10)%
Strategic Value and High Income Fund	Class I	*	*		*	28.57	%**
Core Fixed Income Fund	Class I	3.37%	5.82%		6.55%	7.30%
High Yield Fund	Class I	21.61%	(1.38)%		*	(2.56)%
Ultra Short Duration Fund	Class I	1.40%	4.60%		*	5.39%
Ultra Short Duration Fund	Class II	1.15%	4.31%		*	5.21	%***
Short Duration Fund	Class I	2.15%	4.98%		*	5.81%
Short Duration Fund	Class II	1.79%	5.96	%****	*	6.20	%****

* Not in operation during the period.

** Return has not been annualized.

*** Commenced operations February 27, 1998. Returns include performance of Class I Shares, adjusted for the differences in fees between the classes.

**** Commenced operations on April 28, 1999. Returns include performance of Class I Shares, adjusted for differences in fees between the classes.

Based on the foregoing, the average annual total return after taxes on distributions for the predecessor Turner Funds from inception through September 30, 2003, and for the one, five and ten year periods ended September 30, 2003 were as follows:

		Average Annual Total Return
		After Taxes on Distributions
	Class	One Year	Five Years		Ten Years	Since Inception
Large Cap Value Fund	Class I	22.45%	3.44%		*	1.63%
Core Value Fund	Class I	21.26%	5.37%		8.73%	8.80%
Small Cap Value Fund	Class I	26.62%	14.42%		*	12.31%
Small Cap Value Opportunities Fund	Class II	37.26%	*		*	16.56%
Financial Services Fund	Class I	35.67%	7.77%		*	10.50%
Healthcare & Biotechnology Fund	Class II	25.23%	*		*	8.43%
Tax Managed U.S. Equity Fund	Class II	27.82%	*		*	(8.10)%
Strategic Value and High Income Fund	Class I	*	*		*	27.59	%**
Core Fixed Income Fund	Class I	1.67%	3.60%		3.91%	4.69%
High Yield Fund	Class I	18.37%	(5.15)%		*	(6.16)%
Ultra Short Duration Fund	Class I	0.70%	2.85%		*	3.31%
Ultra Short Duration Fund	Class II	0.54%	2.69%		*	3.22	%***
Short Duration Fund	Class I	1.03%	2.95%		*	3.57%
Short Duration Fund	Class II	0.77%	3.62	%****	*	3.79	%****

* Not in operation during the period.

** Return has not been annualized.

*** Commenced operations on February 27, 1998. Returns include performance of Class I Shares, adjusted for the differences in between the classes.

**** Commenced operations on April 28, 1999. Returns include performance of Class I Shares, adjusted for the differences in fees between the classes.

Based on the foregoing, the average annual total return after taxes on distributions and redemption for the predecessor Turner Funds from inception through September 30, 2003, and for the one, five and ten year periods ended September 30, 2003, were as follows:

		Average Annual Total Return
	After Taxes on Distributions and Redemption
	Class	One Year	Five Years		Ten Years	Since Inception
Large Cap Value Fund	Class I	14.85%	3.40%		*	1.79%
Core Value Fund	Class I	14.07%	5.59%		8.57%	8.58%
Small Cap Value Fund	Class I	17.31%	13.08%		*	11.30%
Small Cap Value Opportunities Fund	Class II	24.23%	*		*	14.16%
Financial Services Fund	Class I	23.50%	7.74%		*	10.07%
Healthcare & Biotechnology Fund	Class II	16.40%	*		*	7.24%
Tax Managed U.S. Equity Fund	Class II	18.08%	*		*	(6.81)%
Strategic Value and High Income Fund	Class I	*	*		*	18.49	%**
Core Fixed Income Fund	Class I	2.17%	3.59%		3.93%	4.63%
High Yield Fund	Class I	13.79%	(3.37)%		*	(4.23)%
Ultra Short Duration Fund	Class I	0.90%	2.82%		*	3.28%
Ultra Short Duration Fund	Class II	0.74%	2.66%		*	3.19	%***
Short Duration Fund	Class I	1.38%	2.98%		*	3.54%
Short Duration Fund	Class II	1.15%	3.62	%****	*	3.77	%****

* Not in operation during the period.

** Return has not been annualized.

*** Commenced operation on February 27, 1998. Returns include performances of Class I Shares, adjusted for the differences in fees between the classes.

**** Commenced operations on April 28, 1999. Returns include performances of Class I Shares, adjusted for the differences in fees between the classes.

PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805, (the “Transfer Agent”) on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

The Funds’ net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, CIMCO, Turner, Clover Capital, Chartwell, HLAM, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds of the Trust participate in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Fund’s net asset value next computed after accepted by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust’s annual report contains additional performance information and will be made available to investors upon request and without charge.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Fund’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

Federal Income Tax

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds’ Prospectuses. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a “regulated investment company” (“RIC”) as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when Turner might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

For corporate investors in a Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds’ transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

The Funds may use a tax management technique known as “highest in, first out.” Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

State Taxes

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

PORTFOLIO TRANSACTIONS

The Adviser and each Sub-Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While the Adviser and each Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser and each Sub-Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Adviser and each Sub-Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Adviser and the Sub-Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser and each Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser and the Sub-Adviser under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Adviser and each Sub-Adviser, a Fund or other accounts managed by the Adviser and the Sub-Adviser will be benefited by supplemental research services, the Adviser and the Sub-Adviser are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser and each Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser or the Sub-Adviser will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

It is not the Funds’ practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers. However, CIMCO and each Sub-Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund’s shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended September 30, 2001, 2002 and 2003 the predecessor Turner Funds’ portfolio turnover rates were as follows:

	Portfolio Turnover Rate
	2001	2002	2003
Large Cap Value Fund	121.20%	70.30%	58.63%
Core Value Fund	128.18%	103.36%	66.61%
Small Cap Value Fund	120.40%	37.60%	52.21%
Small Cap Value Opportunities Fund	*	141.81%	245.12%
Financial Services Fund	327.92%	170.97%	139.02%
Healthcare & Biotechnology Fund	95.24%	202.30%	274.37%
Tax-Managed U.S. Equity Fund	91.38%	313.38%	187.08%
Strategic Value and High Income Fund	*	*	396.69%
Core Fixed Income Fund	34.05%	49.30%	45.87%
High Yield Fund	85.80%	171.13%	241.14%
Ultra Short Duration Fund - Class I Shares	118.53%	71.47%	222.09%
Ultra Short Duration Fund - Class II Shares	118.53%	71.47%	222.09%
Short Duration Fund - Class I Shares	103.92%	177.71%	200.20%
Short Duration Fund - Class II Shares	103.92%	177.71%	200.20%

* Not in operation during the period.

The brokerage commissions paid by each predecessor Turner Fund for the fiscal years ended September 30, 2001, 2002 and 2003 were as follows:

	Total Dollar Amount of Brokerage Commissions
	Paid
	2001	2002	2003
Large Cap Value Fund	$21,197	$12,246	$10,001
Core Value Fund	$273,262	$271,996	$160,169
Small Cap Value Fund	$864,446	$2,401,204	$2,094,032
Small Cap Value Opportunities Fund	*	$8,101	$35,607
Financial Services Fund	$2,441	$57,438	$55,612
Healthcare & Biotechnology Fund	$2,245	$38,747	$77,375
Tax-Managed U.S. Equity Fund	*	$55,817	36,353
Strategic Value and High Income Fund	*	*	$—
Core Fixed Income Fund	$0	$—	$—

	Total Dollar Amount of Brokerage Commissions
	Paid
	2001	2002	2003
High Yield Fund	$10,387	$1,480	$138
Ultra Short Duration Fund	$0	$—	$—
Short Duration Fund	$0	$—	$—

     *Not in operation during the period.

The brokerage commissions paid by each predecessor Turner Fund to the Distributor for the fiscal years ended September 30, 2001, 2002 and 2003 were as follows:

	Total Dollar Amount of Brokerage Commissions
	Paid to the Distributor
	2001	2002	2003
Large Cap Value Fund	N/A	N/A	N/A
Core Value Fund	N/A	N/A	N/A
Small Cap Value Fund	N/A	N/A	N/A
Small Cap Value Opportunities Fund	N/A	$1,377	$22,229
Financial Services Fund	N/A	$14,325	$40,048
Healthcare & Biotechnology Fund	N/A	$8,798	$41,709
Tax-Managed U.S. Equity Fund	N/A	$11,544	$28.138
Strategic Value and High Income Fund	N/A	N/A	N/A
Core Fixed Income Fund	N/A	N/A	N/A
High Yield Fund	N/A	N/A	N/A
Ultra Short Duration Fund	N/A	N/A	N/A
Short Duration Fund	N/A	N/A	N/A

For the fiscal year ended September 30, 2003, the percentage of brokerage commissions paid by each predecessor Turner Fund to the Distributor, and the percentage of each predecessor Turner Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through the broker were as follows:

Percentage of Fund
Transactions
	Percentage of	Involving Commission
	Commissions Paid to	Payments to
	Distributor	Distributor
Large Cap Value Fund	N/A	N/A
Core Value Fund	N/A	N/A
Small Cap Value Fund	N/A	N/A
Small Cap Value Opportunities Fund	62.15%	0.17%
Financial Services Fund	50.14%	0.11%
Healthcare & Biotechnology Fund	41.28%	0.07%
Tax-Managed U.S. Equity Fund	77.40%	0.14%
Strategic Value and High Income Fund	N/A	N/A
Core Fixed Income Fund	N/A	N/A
High Yield Fund	N/A	N/A
Ultra Short Duration Fund	N/A	N/A
Short Duration Fund	N/A	N/A

The total amount of securities of Broker/Dealers held by each predecessor Turner Fund for the fiscal year ended September 30, 2003 were as follows:

		Total Amount of
		Securities Held by
Fund	Name of Broker/Dealer	Fund	Type of Security
Large Cap Value Fund	Goldman Sachs Group	$23,073	Equity
	Merrill Lynch	$107,060	Equity
	Morgan Stanley Dean Witter	$105,966	Equity
	Morgan Stanley Dean Witter	$88,919	Debt
Core Value Fund	E*Trade Group	$472,260	Equity
	Merrill Lynch	$829,715	Equity
	Morgan Stanley Dean Witter	$690,013	Debt
Small Cap Value Fund	Raymond James Financial	$2,655,368	Equity
	SoundView Technology Group	$2,990,179	Equity
	SWS Group	$2,542,590	Equity
	ANB Amro Holdings H.V.	$13,838,672	Debt

		Total Amount of
		Securities Held by
Fund	Name of Broker/Dealer	Fund	Type of Security
Small Cap Value	Morgan Stanley Dean
Opportunities Fund	Witter	$507,129	Debt
Financial Services Fund	Ameritrade Holding	$397,575	Equity
	Charles Schwab	$469,254	Equity
	Goldman Sachs Group	$741,676	Equity
	Lehman Brother Holdings	$766,788	Equity
	Morgan Stanley Dean Witter	$682,724	Equity
	Raymond James Financial	$477,276	Equity
	Morgan Stanley Dean Witter	$303,478	Debt
	Morgan Stanley Dean
Healthcare & Biotechnology	Witter	$303,728	Debt
Tax Managed U.S. Equity Fund	Charles Schwab	$75,748	Equity
	Goldman Sachs Group	$78,866	Equity
	Morgan Stanley Dean Witter	$76,195	Equity
	Morgan Stanley Dean Witter	$271,170	Debt
Strategic Value & High Income Fund	None	$0	None
Core Fixed Income Fund	ANB AMRO Holdings H.V.	$1,402,971	Debt
	Morgan Stanley Dean
High Yield Fund	Witter	$605,241	Debt
Ultra Short Duration Fixed Income Portfolio	Goldman Sachs Group	$608,532	Debt
	ANB Amro Holdings H.V.	$60,830,192	Debt
Short Duration Fixed	Morgan Stanley Dean
Income Portfolio	Witter	$4,686,408	Debt
	Goldman Sachs Group	$632,153	Debt
	ANB Amro Holdings H.V.	$21,920,727	Debt

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding

Where the Trust’s Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund’s outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust. Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, each Sub-Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to CIMCO and its Sub-Adviser(s). Generally,, the Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. If a Fund does not have a Sub-Adviser, the Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund’s proxy voting record. Beginning in 2004, the Trust will be required to disclose annually each Fund’s complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available upon request by calling 1-866-242-5743 or by writing to the Trust at Constellation Funds, P.O. Box 219520, Kansas City, MO 64105-9520. Each Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 10, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

			Percentage
	Name and Address	Number of	of Fund’s
Fund	of Beneficial Owner	Shares	Shares
Turner Small Cap	Charles Schwab & Co. Inc.
Value Fund	Attn Mutual Funds/Team S
	4500 Cherry Creek Dr. S Fl 3
	Denver, CO 80209	5,814,360.7800	27.18%
	National Financial Services Corp	1,969,302.6650	9.21%
	For the Exclusive Benefit of
	Our Customers
	200 Liberty Street
	One World Financial Center
	New York, NY 10281-1003
	Saxon And Co.	3,171,784.1460	14.83%
	FBO 40-40-090-9999464
	P.O. Box 7780-1888
	Philadelphia, PA 19182-0001

			Percentage
	Name and Address	Number of	of Fund’s
Fund	of Beneficial Owner	Shares	Shares
	Minnesota Life Insurance Company	1,072,533.0890	5.01%
	401 Robert St N # A65216
	Saint Paul, MN 55101-2000
Turner Core Value Fund	Charles Schwab & Co. Inc.	201,598.2460	6.03%
	Attn Mutual Funds/Team S
	4500 Cherry Creek Dr. S Fl 3
	Denver, CO 80209
	National Financial Services Corp	512,777.2910	15.33%
	For the Exclusive Benefit of
	Our Customers
	200 Liberty Street
	One World Financial Center
	New York, NY 10281-1003
Turner Large Cap	Charles Schwab & Co. Inc.	25,466.1520	5.01%
Value Fund	Attn Mutual Funds/Team S
	4500 Cherry Creek Dr. S Fl 3
	Denver, CO 80209
	National Financial Services Corp	87,647.9070	17.24%
	For the Exclusive Benefit of
	Our Customers
	200 Liberty Street
	One World Financial Center
	New York, NY 10281-1003
	SEI Trust Company Cust	70,843.5250	13.94%
	IRA R/O Frank M. Stotz
	707 Mendon Rd
	Pittsford, NY 14534-9784
	SEI Trust Company Cust	44,515.8820	8.76%
	IRA R/O Bette S. Breen
	31 Lombardy Circle
	Rochester, NY 14612-2880
Turner Small Cap	Turner Strategic Value & High	396,631.5570	26.25%
Value Opportunities	Income Fund
Fund	Attn Brian Ferko
	1205 Westlakes Drive Suite 100
	Berwyn, PA 19312-2311
	National Financial Services Corp	333,903.4960	22.10%
	For the Exclusive Benefit of
	Our Customers
	200 Liberty Street
	One World Financial Center
	New York, NY 10281-1003

			Percentage
	Name and Address	Number of	of Fund’s
Fund	of Beneficial Owner	Shares	Shares
	National Investor Services FBO	327,884.3530	21.70%
	097-50000-19
	55 Water Street, 32nd Floor
	New York, NY 10041-0028
	Charles Schwab & Co. Inc.	237,670.8660	15.73%
	Attn Mutual Funds/Team S
	4500 Cherry Creek Dr. S Fl 3
	Denver, CO 80209
Turner Financial	Charles Schwab & Co. Inc.	345,141.4520	29.55%
Services Fund	Attn Mutual Funds/Team S
	4500 Cherry Creek Dr. S Fl 3
	Denver, CO 80209
	SEI Trust Company Cust	79,884.8940	6.84%
	IRA A/C/ Donna M. Giordano
	1109 Vail Valley Dr.
	Vail, CO 81657-5141
	D.M. Giordano & C.J. Feldman &	62,028.5500	5.31%
	A. P Lanzillatta TR U/A
	04/30/1999 Gilbert R. Giordano Trust
	c/o Manning & Murray
	6045 Wilson Blvd Ste 300
	Arlington, VA 22205-1546
Turner Healthcare &	Charles Schwab & Co. Inc.	769,120.2550	63.53%
Biotechnology Fund	Attn Mutual Funds/Team S
	4500 Cherry Creek Dr. S Fl 3
	Denver, CO 80209
	National Financial Services Corp	222,459.8720	18.38%
	For the Exclusive Benefit of
	Our Customers
	200 Liberty Street
	One World Financial Center
	New York, NY 10281-1003
Turner Tax Managed	Charles Schwab & Co. Inc.	623,684.9550	97.57%
U.S. Equity Fund	Attn Mutual Funds/Team S
	4500 Cherry Creek Dr. S Fl 3
	Denver, CO 80209
Turner Strategic	National Financial Services Corp	758,484.4290	91.96%
Value and High Income	For the Exclusive Benefit of
Fund	Our Customers
	200 Liberty Street
	One World Financial Center
	New York, NY 10281-1003
Turner High Yield Fund	Turner Strategic Value & High	1,105,207.5650	37.83%
	Income Fund
	Attn: Brian Ferko
	1205 Westlakes Drive Suite 100
	Berwyn, PA 19312-2411

			Percentage
	Name and Address	Number of	of Fund’s
Fund	of Beneficial Owner	Shares	Shares
	First Union National Bank	1,086,874.0090	37.20%
	Cash/Reinvest
	A/C 9888888863
	CMG-2-1151
	1525 W WT Harris Blvd NC1151
	Charlotte, NC 28262-8522
	Saxon & Co. TTEE	188,308.7650	6.45%
	FBO 20101021040948
	P.O. Box 7780-1888
	Philadelphia, PA 19182-0001
	Independence Trust Company	174,958.8140	5.99%
	Attn: Operations
	P.O. Box 682188
	Franklin, TN 37068-2188
Turner Core Fixed	Charles Schwab & Co. Inc.	1,333,252.6750	36.07%
Income Fund	Attn Mutual Funds/Team S
	4500 Cherry Creek Dr. S Fl 3
	Denver, CO 80209
	National Financial Services Corp	443,865.3520	12.01%
	For the Exclusive Benefit of
	Our Customers
	200 Liberty Street
	One World Financial Center
	New York, NY 10281-1003
	Fifth Third Bank TTEE	239,257.2990	6.47%
	FBO Metro Hop Pen Lafleur&
	A/C # 16-2-8652703
	P.O. Box 3385
	Cincinnati, OH 45263-0001
Turner Ultra Short	Charles Schwab & Co.	34,797,837.0900	83.69%
Duration Fixed Income	101 Montgomery St
Fund – Class I	San Francisco, CA 94104-4122
Turner Ultra Short	National Financial Services Corp
Duration Fixed Income	For the Exclusive Benefit of
Fund — Class II	Our Customers
	200 Liberty Street	367,059.5850	57.35%
	One World Financial Center
	New York, NY 10281-1003
	Merrill Lynch Pierce Fenner &	74,559.9310	11.65%
	Smith for the Sole Benefit of
	its Customers
	Attn Service Team
	4800 Deer Lake Dr E Fl 3
	Jacksonville, FL 32246-6486
	National Investor Services FBO	51,630.4680	8.07%
	097-50000-19
	55 Water Street, 32nd Floor
	New York, NY 10041-0028

			Percentage
	Name and Address	Number of	of Fund’s
Fund	of Beneficial Owner	Shares	Shares
Turner Short Duration	Charles Schwab & Co.	18,458,387.0560	86.20%
Fixed Income Fund -	101 Montgomery St
Class I	San Francisco, CA 94104-4122
	Security Trust Company Cust	2,325,268.5340	10.86%
	Sheet Metal Workers Annuity Local #19
	2390 E. Camelback Rd. Ste 240
	Phoenix, AZ 85016-3434
Turner Short Duration Fixed Income Fund - Class II	National Investor Services FBO 097-50000-19 55 Water Street, 32nd Floor	67,885.8460	30.47%
	New York, NY 10041-0028
	National Financial Services Corp	65,496.3900	29.39%
	For the Exclusive Benefit of
	Our Customers
	200 Liberty Street
	One World Financial Center
	New York, NY 10281-1003

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the “Custodian”) of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT AUDITORS

The Trust’s independent auditors, Ernst & Young LLP, audit the Trust’s annual financial statements. Ernst & Young, LLP is located at 2001 Market Street, Philadelphia, Pennsylvania 19103, and serves as independent auditors to the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The predecessor Turner Fund’s Financial Statements for the fiscal year ended September 30, 2003, including the Report of Independent Auditors, are included in the Turner Fund’s most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Fund at 1-866-242-5743 or by writing to Constellation Funds, P.O. Box 219520, Kansas City, Missouri 64105-9520. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC’s website http://www.sec.gov.

DESCRIPTION OF CORPORATE BOND RATINGS

Description of Moody’s Long-Term Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor’s Long-Term Ratings

Investment Grade

AAA	Debt rated ‘AAA’ has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A	Debt rated ‘A’ has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB	Debt rated ‘BB’ has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The ‘BB’ rating category is also used for debt subordinated to senior debt that is assigned an actual or implied ‘BBB-’ rating.

B	Debt rate ‘B’ has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The ‘B’ rating category also is used for debt subordinated to senior debt that is assigned an actual or implied ‘BB’ or ‘BB-’ rating.

CCC	Debt rated ‘CCC’ has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The ‘CCC’ rating category also is used for debt subordinated to senior debt that is assigned an actual or implied ‘B’ or ‘B-’ rating.

CC	The rating ‘CC’ is typically applied to debt subordinated to senior debt which is assigned an actual or implied ‘CCC’ rating.

C	The rating ‘C’ is typically applied to debt subordinated to senior debt which is assigned an actual or implied ‘CCC-’ debt rating. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	Debt rated ‘CI’ is reserved for income bonds on which no interest is being paid.

D	Debt is rated ‘D’ when the issue is in payment default, or the obligor has filed for bankruptcy. The ‘D’ rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Description of Fitch’s Long-Term Ratings

Investment Grade Bond

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated ‘AAA’. Because bonds rated in the ‘AAA’ and ‘AA’ categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated ‘F-1+’.

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. ‘DDD’ represents the highest potential for recovery on these bonds, and ‘D’ represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an “overwhelming degree” of credit protection. Those rated A-1, the highest rating category, reflect a “very strong” degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody’s are judged by Moody’s to be of “superior” quality and “strong” quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B – [Proxy Voting Policies]

CONSTELLATION INVESTMENT MANAGEMENT COMPANY L.P.

Proxy Voting Policy and Procedures

Constellation Investment Management Company L.P. (CIMCO), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in CIMCO’s care include shares of corporate stock, and except where the client has expressly reserved to itself the duty to vote proxies, it is CIMCO’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

CIMCO has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, CIMCO may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. CIMCO will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. CIMCO shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Since CIMCO primarily invests client assets using the assistance of multiple sub-advisers and does not directly manage or control client assets on a day-to-day basis, CIMCO does not anticipate there being any company meetings at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients. However, where client holdings include voting securities, a meeting of holders of such securities is convened, and CIMCO is expected to vote the proxies because of the absence of a sub-adviser or otherwise, CIMCO will take the following steps to carry out its fiduciary duties as to the client(s) and its assets:

A.	CIMCO will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

B.	CIMCO will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services. ISS is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

C.	CIMCO will periodically review the methods used by ISS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. CIMCO will periodically satisfy itself that ISS operates a system reasonably designed to identify all such meetings and to provide CIMCO with timely notice of the date, time and place of such meetings.

D.	CIMCO will further review the principles and procedures employed by ISS in making recommendations on voting proxies on each issue presented, and will satisfy itself that ISS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

E.	Notwithstanding its belief that ISS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for CIMCO’s client accounts, CIMCO has the right and the ability to depart from a recommendation made by ISS as to a particular vote, slate of candidates or otherwise, and can direct ISS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. ISS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

CIMCO is affiliated with JPMorgan, a company whose stock is publicly traded. Further, companies may engage CIMCO, either directly or through their pension committee or otherwise, to manage assets on their behalf, and such companies may also issue publicly traded securities that are eligible for purchase by CIMCO client accounts..

While CIMCO believes that such circumstances generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, CIMCO has taken or will take the following steps: (i) CIMCO does not select stocks for client accounts, and will not do in such a way as to cause its client accounts to own, hold or otherwise transact in shares of JPMorgan; and (ii) the officers of CIMCO will determine, by surveying the firm’s employees or otherwise, whether CIMCO, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to ISS on a given vote or issue. Further to that end, CIMCO will adhere to all recommendations made by ISS in connection with all shares issued by such companies and held in CIMCO client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. CIMCO will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how CIMCO voted proxies, please contact:

                Constellation Investment Management Company L.P.

                Attention: Vice President

Recordkeeping:

CIMCO shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by CIMCO that are material in making a proxy voting decision. Such records may be maintained with a third party, such as ISS, that will provide a copy of the documents promptly upon request.

Adopted: This    day of    , 2004

TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT, LLC
TURNER INVESTMENT ADVISORS, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond. Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients. Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

John H. Grady, Chief Operating Officer, or
Andrew Mark, Director of Operations
and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003

CHARTWELL INVESTMENT PARTNERS
Proxy Voting Policies and Procedures

Adopted April 11, 1997

As Amended June 24, 2003

Purpose. Chartwell Investment Partners (.Chartwell.) has adopted these Proxy Voting Policies and Procedures (.Policies.) to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

Scope. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

Guiding Principles. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell.s evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell.s clients will be the primary factor governing Chartwell.s proxy voting decisions.

Use of Independent Proxy Voting Service. Chartwell has retained Institutional Shareholder Services, Inc., (.ISS.) an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS. analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS. recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell.s clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

Administration of Policies. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm.s compliance and operations departments. The Committee.s responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell.s Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell..

Conflicts of Interest. It is Chartwell.s policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell.s interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell.s annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will not make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., .for. or .against. the proposal. Where the Policies provide that the voting decision will be made on a .case-by-case. basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

When Chartwell Does Not Vote Proxies. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client.s account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client.s securities lending program and are unavailable to vote.

Proxy Voting Guidelines

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

I. The Board of Directors

A. Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining the following factors:

•	long-term corporate performance record of the company.s stock relative to a market index;

•	composition of board and key board committees;

•	nominee.s attendance at meetings (past two years);

•	nominee.s investment in the company;

•	whether a retired CEO of the company sits on the board; and

•	whether the board chairman is also serving as the company.s CEO.

In certain cases, and when information is readily available, we also review:

•	corporate governance provisions and takeover activity;

•	board decisions regarding executive pay;

•	board decisions regarding majority-supported shareholder proposals in back-to-back years;

•	director compensation;

•	number of other board seats held by nominee; and

•	interlocking directorships.

B. Chairman and CEO are the Same Person

Vote on a case-by-case basis proposals that would require the positions of chairman and CEO to be held by different persons. Voting decisions will take into account whether or not most of the following factors are present:

•	designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

•	majority of independent directors;

•	all-independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors;

•	Established governance guidelines.

C. Majority of Independent Directors

Vote on a case-by-case basis proposals that the board be comprised of a majority of independent directors.

Vote for proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. Stock Ownership Requirements

Vote against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

Vote against proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director.s or officer.s legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director.s legal expenses would be covered.

G. Charitable Contributions

Vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

II. Proxy Contests

A. Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

•	long-term financial performance of the company relative to its industry;

•	management.s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions of director nominees.

                  B. Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.

III. Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor.s independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company.s financial position.

Vote against auditors and withhold votes from Audit Committee members if:

Non-audit (.all other.) fees > audit and audit-related fees + permissible tax fees

•	Audit fees (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)

•	Audit-related fees (includes employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards)

•	Tax fees* [includes tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)]

•	All other fees

Vote on a case-by-case basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

•	Whether the non-audit fees are excessive (per the formula above) and

•	Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote for proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

A. Poison Pills

Vote for proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis proposals to redeem a company.s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

B. Fair Price Provisions

Vote on a case-by-case basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote for proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company.s ability to make greenmail payments.

Vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

Vote on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

Vote for proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Vote for proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

B. Equal Access

Vote for proposals that would allow significant company shareholders equal access to management.s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

Vote on a case-by-case basis bundled or .conditioned. proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when we believe the joint effect of the conditioned items is not in shareholders. best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VII. Capital Structure

A. Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. Blank Check Preferred Authorization

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E. Proposals Regarding Blank Check Preferred Stock

Vote for proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. Adjust Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

G. Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution . How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control – Will the transaction result in a change in control of the company?

•	Bankruptcy . Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation . which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be [administered] do you mean overseen? Who would be disinterested other than the independent directors, and they shouldn’t be administering. by a committee of [disinterested persons] independent directors; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. OBRA-Related Compensation Proposals

. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

. Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B. Proposals to Limit Executive and Director Pay

Vote on a case-by-case basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a case-by-case basis all other proposals that seek to limit executive and director pay.

Vote for proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C. Golden and Tin Parachutes

Vote for proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

D. Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is .excessive. (i.e., generally greater than 5% of outstanding shares).

E. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company.s state of incorporation.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

B. Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C. Spin-offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management.s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Vote for changing the corporate name.

XI. Mutual Fund Proxies

A. Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

Vote on amendments to a fund.s fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders. social and environmental concerns.

In determining our vote on social and environmental proposals, we also analyze the following factors:

•	whether adoption of the proposal would have either a positive or negative impact on the company.s short-term or long-term share value;

•	the percentage of sales, assets and earnings affected;

•	the degree to which the company.s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	whether the company.s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	whether the subject of the proposal is best left to the discretion of the board.

The following list includes some of the social and environmental issues to which this analysis is applied:

•	energy and environment

•	South Africa

•	Northern Ireland

•	military business

•	maquiladora standards and international operations policies

•	world debt crisis

•	equal employment opportunity and discrimination

•	animal rights

•	product integrity and marketing

•	human resources issues

CLOVER CAPITAL MANAGEMENT, INC.
(as Amended July 23, 2003)

1. Proxy Voting Policies

Clover Capital Management, Inc. (“Clover Capital”) votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise. Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services “ISS”, and utilizes its data and analysis to augment the work done by Clover Capital’s relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital’s clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

a. Proxy Voting Procedures

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

All proxies and ballots will be logged in upon receipt and the materials, which include ISS’s proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital’s analysts’ proxy voting decisions.

Clover has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients’ accounts and where appropriate will communicate with the management of such issuers.

Periodically, or at least annually, the Clover Compliance Department will:

- Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

- When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

- Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

- When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

- Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

Proxy Voting Guidelines

In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital’s clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

a. Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding exceeds 7% of the firm’s total outstanding             shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that a dilutive effort beyond 7% of the share base offsets the benefits. An exception to this 7% limitation may be made in cases where a new management team has been hired from outside the company within the prior 12 months and has therefore not been a party to any existing option package at that particular firm.

b. Clover Capital will favor the annual election of directors.

c. Clover Capital will oppose the re-incorporation of domestic companies into other nations.

d. Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution’s sponsor rather than designed to maximize shareholder value or improve a company’s governance practices.

e. Clover Capital will vote to retain a company’s current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

f. Clover Capital will vote against the creation of so called “poison pills” and for shareholder resolutions calling for their removal.

g. Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

h. Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

i. Clover Capital will vote in favor of shareholder proposals calling for the replacement of “super majority” vote thresholds with simple majority vote requirements.

2. Conflicts of Interest

Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm’s employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital’s vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003

Hilliard Lyons will vote all proxies in advisory accounts unless the client reserves the right to vote its securities. Proxies over which Hilliard Lyons has voting authority shall be voted in a manner consistent with the best economic interest of the client.

     The following is a series of guidelines outlining how Hilliard Lyons votes certain proposals in the absence of contrary instructions from a client. The guidelines address both management and shareholder proposals. To the extent an issue is not addressed below, Hilliard Lyons will determine on a case-by-case basis any proposals that may arise from management or shareholders.

MANAGEMENT’S PROPOSALS:

     To the extent that management’s proposals do not infringe on shareholder rights, Hilliard Lyons generally supports management’s position.

1. Standard Proposals

     Hilliard Lyons tends to support management’s proposals to:

a.	Elect the board of directors (uncontested election);

b.	Select outside auditors;

c.	Set the annual meeting date and location;

d.	Establish dividend reinvestment plans;

e.	Indemnify directors, officers and employees; and

f.	Change the corporate name.

     The following management proposals are voted on a case-by-case basis:

     J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003

a.	Eliminate preemptive rights or dual classes of stock;

b.	Provide cumulative voting for directors; and

c.	Change size of board.

2. Capitalization Proposals

     Many capitalization proposals are routine in nature and generally garner Hilliard Lyons’ support. They include:

a.	Increases in authorized common shares (within prescribed limitations);

b.	Issuance of or increase in authorized preferred shares;

c.	Adjustment of par value;

d.	Flexible schedules of preferred dividends;

e.	Repurchase requests; and

f.	Stock splits or issuance of dividends.

3. Non-Salary Compensation Programs

     The trend is toward plans with a wide variety of possible awards. Hilliard Lyons favors incentive plans based on performance, not tenure. Stock option and bonus plans will generally be supported if the option price is reasonable and the number of shares being authorized for issuance under the plan is less than 10% of the total outstanding stock. Hilliard Lyons supports stock or other non-salary plans that afford incentives, not risk-free rewards.

     Hilliard Lyons tends to favor plans that afford the following:

a.	Performance incentive;

     J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003

b.	Stock options;

c.	Stock purchase; and

d.	Thrift/Profit sharing/Savings.

     Hilliard Lyons tends not to support plans that have:

a.	Excessive dilution of over 10%;

b.	Options awarded at deep discount to the market;

c.	Permissive policies on pyramiding;

d.	Restrictive stock plans that reward tenure; and

e.	Repricing options.

4. Anti-Takeover Measures

     Since virtually every equity investment is made with the intention of ultimate sale, Hilliard Lyons views charter and by-law amendments designed to thwart takeover attempts as undermining the prospects for realizing maximum appreciation, and thus, not in the best interest of shareholders. Accordingly HL tends to oppose anti-takeover measures, which include but are not limited to:

a.	Fair pricing procedures;

b.	Supermajority rules;

c.	Board classification;

d.	Bars to written consent;

e.	Prohibit shareholder ability to call special meeting;

f.	Incumbent-entrenchment measures;

     J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003

g.	Control share measures;

h.	Dual class capitalization (unequal voting rights);

i.	Proposal to change a company’s state of incorporation; and

j.	State anti-takeover statutes.

     Although Hilliard Lyons generally opposes the adoption of anti-takeover measures, the existence of such measures will not prevent an investment in a company which has adopted such measures.

SHAREHOLDER PROPOSALS:

     Hilliard Lyons recognizes that shareholders regularly make various proposals that they perceive as offering social (and at times economic) benefits to both the corporation and society. Although Hilliard Lyons acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

     As a rule, if management offers a reasonable response to these shareholder socioeconomic proposals, Hilliard Lyons generally supports their position.

1. Corporate Governance

     Hilliard Lyons’ voting is mainly determined by financial and economic considerations. Therefore, Hilliard Lyons would tend to vote against shareholder proposals to:

a.	Rotate annual meeting site;

b.	Limit tenure of outside directors;

     J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003

c.	Curb corporate philanthropy;

d.	Require position of Chairman and CEO to be held by different persons; or

e.	Restore preemptive rights.

     Hilliard Lyons considers the following shareholder proposals on a case-by-case basis:

a.	Disclose political charitable contributions;

b.	Disclose executives’ government ties;

c.	Board representation by some minority group; and

d.	Require directors to own stock.

2. Anti-Shark Repellent Measures

     Hilliard Lyons judges shareholders’ attempts to undo “poison pills” or other anti-takeover measures and votes on such proposals on a case-by-case basis.

TENDER OFFERS, MERGERS

     Hilliard Lyons evaluates tender offers for stock holdings, mergers, corporate restructuring (leveraged buyouts, spin-offs, asset sales, liquidations) on a case-by-case basis.

INTERNATIONAL PROXY VOTING

     Hilliard Lyons will vote proxies for international holdings in a prudent manner and in the best interests of its accounts. As noted above, Hilliard Lyons will vote proxies unless positive reasons call for not voting. In evaluating international issues the Committee will consider the costs and benefits to be gained and all relevant

     J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003 circumstances. The difficulty and expense of voting the proxy in relation to the benefit to the account is a relevant factor.

POTENTIAL CONFLICTS OF INTEREST

Hilliard Lyons is part of The PNC Financial Services Group. In order to avoid potential conflicts of interests between Hilliard Lyons and its affiliates and any clients of Hilliard Lyons, Hilliard Lyons votes in accordance with this predetermined policy, generally in accordance with the recommendations of an independent third party. Hilliard Lyons documents the reasons for any variations from this general policy in order to verify that the variation was not the product of any conflict.

RESPONSIBILITY

The Hilliard Lyons Proxy Voting Committee (the “Committee”) shall have responsibility for updating these policies, identifying potential conflicts, making voting decisions, ensuring that proxies are voted timely and maintaining appropriate records in accordance with applicable law. The Committee may engage a third party to assist it in fulfilling its responsibilities.

DISCLOSURE

Hilliard Lyons will include a summary of these policies in its Form ADV (or an equivalent disclosure brochure) and will provide a copy to clients upon request. A copy of this policy may also be available on the Hilliard Lyons’ website. Hilliard Lyons will also disclose to clients how to obtain voting information in its Form ADV

J.J.B. Hilliard, W.L. Lyons, Inc. Proxy Voting Guidelines August 1, 2003 ADV (or an equivalent disclosure brochure). Copies of votes cast in regard to shares held by mutual fund advised by Hilliard Lyons will be made available to mutual fund shareholders in accordance with SEC regulations.

PART C: OTHER INFORMATION

Item 23. Exhibits:

(a)(1)	Registrant’s Agreement and Declaration of Trust dated October 25, 1993, is incorporated by reference to Exhibit a(1) of the Registrant’s Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission (“SEC”) on November 24, 1998.

(a)(2)	Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993, is incorporated by reference to Exhibit a(2) of the Registrant’s Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

(a)(3)	Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994, is incorporated by reference to Exhibit a(3) of the Registrant’s Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

(a)(4)	Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997, incorporated by reference to Exhibit 1(d) of the Registrant’s Registration Statement as filed with the SEC on December 16, 1997.

(a)(5)	Amended and Restated Agreement and Declaration of Trust dated October 8, 1998, is incorporated by reference to Exhibit a(5) of the Registrant’s Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

(a)(6)	Certificate of Amendment and Declaration of Trust dated December 10, 1998 is incorporated by reference to Exhibit a(6) of the Registrant’s Post-Effective Amendment No. 10 as filed with the SEC on January 27, 1999.

(a)(7)	Certificate of Amendment to Agreement and Declaration of Trust dated March 24, 2004 is filed herewith.

(b)	By-Laws of the Trust are incorporated by reference to Exhibit b of the Registrant’s Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the Registrant and Concentrated Capital Management, LP with respect to the Target Select Equity Fund, is incorporated by reference to the Registrant’s Post-Effective Amendment No. 12 as filed with the SEC on August 9, 2000.

(d)(2)	Investment Advisory Agreement between the Registrant and Constellation Investment Management Company LP is incorporated by reference to Exhibit (d)(2) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(d)(3)	Sub-Advisory Agreement between Constellation Investment Management Company LP and Turner Investment Partners, Inc. is incorporated by reference to Exhibit (d)(3) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(d)(4)	Sub-Advisory Agreement between Constellation Investment Management Company LP and Clover Capital Management, Inc. is incorporated by reference to Exhibit (d)(4) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(d)(5)	Sub-Advisory Agreement between Constellation Investment Management Company LP and Chartwell Investment Partners is incorporated by reference to Exhibit (d)(5) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(d)(6)	Sub-Advisory Agreement between Constellation Investment Management Company LP and Hilliard-Lyons Asset Management is incorporated by reference to Exhibit (d)(6) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(e)(1)	Underwriting Agreement is incorporated by reference to Exhibit 6(a) of the Registrant’s Post-Effective Amendment No. 3 as filed with the SEC on June 28, 1996.

(e)(2)	Distribution Agreement between the Registrant and Constellation Investment Distributors, Inc., is incorporated by reference to Exhibit (e)(2) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(f)	Not applicable.

(g)	Custodian Agreement between the Registrant and PFPC Trust Company, is incorporated by reference to Exhibit (g) to the Registrant’s Post-Effective Amendment as filed with the SEC on January 28, 2003.

(h)(1)	Administrative Services Contract, is incorporated by reference to Exhibit 9(a) of the Registrant’s Post-Effective Amendment No. 3 as filed with the SEC on June 28, 1996.

(h)(2)	Services Agreement, is incorporated by reference to Exhibit 9(b) of the Registrant’s Post-Effective Amendment No. 3 as filed with the SEC on June 28, 1996.

(h)(3)	Administration Agreement between the Registrant and Constellation Investment Management Company LP is incorporated by reference to Exhibit (h)(3) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(h)(4)	Sub-Administration Agreement between the Constellation Investment Management Company and SEI Global Funds is incorporated by reference to Exhibit (h)(4) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(h)(5)	Transfer Agency Agreement between the Registrant and DST Systems, Inc., is incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 as filed with the SEC on October 1, 1998.

(h)(5)	Shareholder Service Plan with respect to the Class A and Class C shares is incorporated by reference to the Registrant’s Post-Effective Amendment No. 12 as filed with the SEC on August 9, 2000.

(h)(6)	Fee Waiver Agreement between the Registrant and Constellation Investment Management Company LP dated March 5, 2004 is filed herewith.

(i)	Opinion and Consent of Counsel is incorporated by reference to the Registrant’s Post-Effective Amendment No. 16 as filed with the SEC on January 27, 2004.

(j)	Consent of Independent Auditors (Ernst & Young) is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan with respect to the Class II Shares is filed herewith.

(n)	Not applicable.

(o)	Amended Rule 18f-3 Plan is incorporated by reference to Exhibit (o) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(p)(1)	Code of Ethics for the Registrant is incorporated by reference to the Registrant’s Post-Effective Amendment No. 12 as filed with the SEC on August 9, 2000.

(p)(2)	Code of Ethics for Constellation Investment Management Company LP is incorporated by reference to Exhibit (p)(2) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(p)(3)	Code of Ethics for Turner Investment Partners, Inc. is incorporated by reference to Exhibit (p)(3) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(p)(4)	Code of Ethics for Clover Capital Management, Inc. is incorporated by reference to Exhibit (p)(4) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(p)(5)	Code of Ethics for Chartwell Investment Partners is incorporated by reference to Exhibit (p)(5) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(p)(6)	Code of Ethics for Constellation Investment Distributors, Inc., is incorporated by reference to Exhibit (p)(6) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(p)(7)	Code of Ethics for Hilliard-Lyons Asset Management is incorporated by reference to Exhibit (p)(7) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

(q)	Powers of Attorney for Alfred C. Salvato, Ronald W. Filante, John H. Grady and Peter Golden is incorporated by reference to Exhibit (q) to the Registrant’s Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

Item 24. Persons Controlled by or Under Common Control with Registrant:

               See the Prospectus and the Statement of Additional Information regarding the Registrant’s control relationships.

Item 25. Indemnification:

                    Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

                    Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

v

Item 26. Business and Other Connections of Investment Adviser:

ADVISERS

Constellation Investment Management Company LP

Constellation Investment Management Company LP (“CIMCO”) is investment adviser for the Target Select Equity Fund, Large Cap Growth Opportunities Fund, Financial Services Fund, Tax Managed U.S. Equity Fund, Small Cap Value Opportunities Fund, Small Cap Equity Fund, Large Cap Value Fund, Midcap Value Fund, Small Cap Value Fund, Core Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, High Yield Fund and Strategic Value and High Income Fund. The principal address for CIMCO is [1150 First Avenue, Park View Tower, Suite 600, King of Prussia, PA 19406-2816.] CIMCO is an investment adviser registered under the Advisers Act.

Name and Position With		Position With Other
Company	Other Company	Company
Gregory J. Berlacher Owner, President	Emerging Growth Equities, Ltd.	CEO

Mark D. Turner Owner of Turner Investment Partners, Inc.	Turner Investment Partners, Inc.	Vice Chairman, Senior Portfolio Manager

Robert E. Turner, Jr. Owner of Turner Investment Partners, Inc.	Turner Investment Partners, Inc.	Chairman, Chief Investment Officer- Growth Equities

Stephen J. Kneeley Owner of Turner Investment Partners, Inc.	Turner Investment Partners, Inc.	President

Director of
Peter James Moran, III Managing Director	Turner Investment Partners, Inc.	Intermediary and Mutual Funds

Edward G. Clark Limited Partner	—

Stephen C. Marcus Limited Partner	Emerging Growth Equities, Ltd.	Chairman

Turner Investment Partners, Inc.

Turner Investment Partners, Inc. (“Turner”) is the investment sub-adviser for the Target Select Equity Fund, Large Cap Growth Opportunities Fund, Financial Services Fund, Tax Managed U.S. Equity Fund, Small Cap Value Opportunities Fund and Small Cap Equity Fund. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.

Name and Position With		Position With Other
Company	Other Company	Company
Stephen J. Kneeley	Turner Investment Distributors, Inc.	Director
President

	Westlakes Institutional Portfolios	President

	Turner Funds	President

	ACP Strategic Opportunities Fund II, LLC	President

	ACP Continuum Return Fund II, LLC	President

	Turner Investment Management, LLC	Managing Member &Chairman

John H. Grady, Jr.,	Turner Investment Distributors, Inc.	President & General Counsel
General Counsel –
Chief Legal Officer; Secretary	Ascendant Capital Partners, LLC	Managing Member & Chairman

	ACP Strategic Opportunities Fund II, LLC	Executive Vice President & Chief Operating Officer

	ACP Continuum Return Fund II, LLC	Executive Vice President & Chief Operating Officer

	Turner Investment Management, LLC	Managing Member & Chief Operating Officer

	Turner Investment Management, LLC	Executive Vice President & Chief Operating Officer

	Westlakes Institutional Portfolios Turner Funds	Executive Vice President
Michael R. Thompson
Marketing Director,
Assistant Secretary	—	—

Thomas R. Trala CFO, Treasurer	Turner Investment Distributors, Inc.	Chief Financial Officer
	Ascendant Capital Partners, Inc.	Managing Member & Chief Financial Officer

	ACP Strategic Opportunities Fund II, LLC	Treasurer & Chief Financial Officer

	ACP Continuum Return Fund II, LLC	Treasurer & Chief Financial Officer

	Turner Investment Management, LLC	Managing Member & Treasurer

	Westlakes Institutional Portfolios	Treasurer & Chief Financial Officer

Mark D. Turner
Vice Chairman, Senior	None	None
Portfolio Manager

Name and Position With		Position With Other
Company	Other Company	Company
Robert E. Turner, Jr.	Episcopal Academy	Trustee
Chairman, Chief Investment Officer -	Merion, PA
Growth Equities

	Bradley University Peoria, IL	Trustee

	Turner Funds	Trustee

	Westlakes Institutional Portfolios	Trustee

	ACP Strategic Opportunities Fund II, LLC	Director

	ACP Continuum Return Fund II, LLC	Director

Roger Early
Chief Investment Officer – Fixed	None	None
Income

Clover Capital Management, Inc.

Clover Capital Management, Inc. (“Clover”) is the investment sub-adviser for the Large Cap Value, Core Value, Small Cap Value and Core Fixed Income Funds. The principal address of Clover is 11 Tobey Village Office Park, Pittsford, NY 14534. Clover is an investment adviser registered under the Advisors Act.

Name and Position With		Connection With Other
Company	Other Company	Company
James G. Gould
Director & President	WealthNet LLC	President, Director

Richard J. Huxley
Director of Fixed Income	None	None

Michael E. Jones
Managing Director & Exec. VP	WealthNet LLC	Director, Investment Officer

Geoffrey H. Rosenberger
Managing Director, Exec VP,
Treasurer & Secretary	None	None

Stephen Carl
Chief Operating Officer and
General Counsel	None	None

Chartwell Investment Partners

Chartwell Investment Partners (“Chartwell”) is the investment sub-adviser for the Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and High Yield Fund. The principal address of Chartwell is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312 Chartwell is an investment adviser registered under the Advisors Act.

[Item 26 info for Chartwell to be completed by Amendment.]

Item 27.

Not applicable

Item 28. Location of Accounts and Records.

               Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

PFPC Trust Company
8800 Tinicum Blvd, 3rd Flr
Philadelphia, PA 19153
Philadelphia, Pennsylvania 19101

               (b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator: and Sub-Administrator

Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

SEI Investments Mutual Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania, 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisers:

Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

Constellation Investment Management Company LP
[1150 First Avenue,
Park View Tower, Suite 600
King of Prussia, PA 19406-2816.]

Clover Capital Management, Inc.
11 Tobey Village Office Park
Pittsford, NY 14534

Chartwell Investment Partners
1235 Westlakes Drive Suite 400
Berwyn, PA 19312

Item 29. Management Services: None

Item 30. Undertakings: None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirement for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 18 to Registration Statement No. 33-70958 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania on the 3rd day of May, 2004.

CONSTELLATION FUNDS
By:	/s/ John H. Grady
John H. Grady
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

*	Trustee	May 3, 2004

Alfred C. Salvato

*	Trustee	May 3, 2004

Ronald W. Filante

	Trustee	May 3, 2004
Janet F. Sansone

/s/John H. Grady	Trustee and	May 3, 2004
President
John H. Grady
*	Controller and	May 3, 2004
Chief Financial
Peter Golden	Officer

* By:	/s/ John H. Grady
John H. Grady
Attorney-in-Fact (Pursuant to Power of Attorney

x

EXHIBIT INDEX

Name	Exhibit Number
Certificate of Amendment to Agreement and Declaration of Trust dated March 24, 2004.	EX-99.B(a)(7)

Fee Waiver Agreement between the Registrant and CIMCO dated March 5, 2004.	EX-99.B(h)(6)

Consent of Independent Auditors	EX-99.B(j)

Distribution Plan with respect to the Class II Shares	EX-99.B(m)